ANNUAL
                                     REPORT
                                October 31, 1998

                                 WARBURG PINCUS
                              EMERGING GROWTH FUND

                                 WARBURG PINCUS
                            SMALL COMPANY VALUE FUND

                                 WARBURG PINCUS
                            SMALL COMPANY GROWTH FUND

                                 WARBURG PINCUS
                            POST-VENTURE CAPITAL FUND

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Emerging Growth Fund (the "Fund") is maximum capital appreciation. The Fund pursues its objective by investing primarily in stocks of emerging-growth companies (defined as small- or medium-sized companies that have passed their start-up phase, show positive earnings and are deemed to have prospects of achieving significant profit and gains in share price in a relatively short period of time) that represent attractive opportunities for maximum capital appreciation.

     For the 12 months ended October 31, 1998, the Fund had a loss of 9.40%, vs. losses of 15.86% and 13.85%, respectively, for the Russell 2000 Growth Index and the Russell 2500 Growth Index.

     The period was a difficult one for smaller-company and emerging-growth stocks. Weighing on the group was investors' strong aversion to risk in all forms, reflecting deteriorating financial conditions in emerging markets and other negative developments (e.g., a highly visible hedge fund crisis in the U.S.). On a positive note, this risk-avoidance sentiment abated somewhat in October, thanks in part to an unexpected Federal Reserve interest-rate cut. Smaller-cap stocks recouped some of their earlier losses as a result (and sentiment toward the group has remained favorable since the end of the period).

     Against this backdrop, the Fund had a significant loss, hampered by investors' general aversion to smaller-cap stocks during the 12 months. The Fund performed well vs. its benchmarks, however, supported by relatively good showings from its business-services and financial-services holdings in particular.

     We made several noteworthy sector-weighting changes to the Fund during the period. In general, we increased our position in domestically oriented sectors, reflecting our positive view of the U.S. economy as well as our concerns regarding emerging markets. One weighting we raised was the business-services sector. Companies here typically have strong domestic customer bases, and, importantly, have few competitors in emerging markets (which limits their exposure to aggressive price competition). Names we added included companies serving the financial and health-care industries. We believe these and our other business-services holdings will benefit, over the longer term, from an ongoing and strong trend of "outsourcing" by large, cost-conscious organizations.

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     We also raised our exposure to the consumer area, broadly defined, reflecting our favorable view of domestic employment and consumer confidence. The bulk of this increase was via the leisure & entertainment sector. Specific stocks here stand to benefit from baby boomers' growing levels of discretionary income, as well as from ongoing consolidation activity in the sector.

     Other noteworthy areas of concentration for the Fund during the 12 months included technology. Our focus here was on domestically oriented companies, primarily software companies, though we also maintained some exposure to electronics (e.g., semiconductor) stocks we deemed to be attractively priced.

     Areas we de-emphasized included the telecommunications & equipment sector, a weighting we significantly reduced late in the period. This reflected turmoil in the corporate bond market, which clouded, in our view, smaller-cap telecommunications companies' ability to raise capital inexpensively (these companies tend to rely heavily on debt financing). We also lowered our exposure to energy stocks, largely based on our concerns over commodity prices during much of the period.

     Looking ahead, our outlook on the prospects for emerging-growth stocks remains positive, their difficulties for the period notwithstanding. Emerging-growth companies continue to generate rapid earnings growth, both in absolute terms and relative to large-cap companies. In addition, their stock valuations remain very attractive compared to those of large caps, despite the rally in smaller-cap stocks over the past two months. Set against this backdrop, we will continue our efforts to identify those companies with the best potential for long-term growth.

Elizabeth B. Dater                            Stephen J. Lurito
Co-Portfolio Manager                          Co-Portfolio Manager


     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS
          EMERGING GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Emerging Growth Fund (the "Fund") from January 21, 1988 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index ("R2000G")* and the Russell 2500 Growth Index ("R2500G")** for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                                Emerging
                                 Growth              R2000G              R2500G
                               ---------             ------              ------
                                10000.00            10000.00            10000.00
Feb-88                          10480.00            10901.40            10926.20
Mar-88                          10760.00            11411.15            11279.23
Apr-88                          10860.00            11670.64            11393.94
May-88                          10690.00            11357.05            11104.19
Jun-88                          11696.60            12166.92            11925.12
Jul-88                          11546.13            12051.46            11617.45
Aug-88                          11104.75            11744.38            11192.25
Sep-88                          11506.00            12055.85            11578.50
Oct-88                          11245.19            11922.27            11443.96
Nov-88                          11084.69            11527.28            11088.51
Dec-88                          11696.20            11979.84            11557.77
Jan-89                          12546.27            12514.86            12151.61
Feb-89                          12720.38            12606.10            12194.26
Mar-89                          12853.53            12903.47            12440.22
Apr-89                          13601.18            13466.58            13116.35
May-89                          14246.42            14046.59            13787.90
Jun-89                          14183.13            13725.48            13442.65
Jul-89                          14882.51            14255.84            14214.40
Aug-89                          15067.64            14603.39            14632.30
Sep-89                          14892.80            14649.83            14724.78
Oct-89                          13967.14            13782.85            14074.38
Nov-89                          14069.99            13875.34            14242.15
Dec-89                          14238.36            13928.20            14390.27
Jan-90                          13108.67            12711.43            12953.11
Feb-90                          13502.99            13106.12            13342.87
Mar-90                          13854.69            13615.82            13976.39
Apr-90                          13396.42            13171.40            13620.69
May-90                          14728.60            14103.67            14905.12
Jun-90                          14821.53            14132.73            15016.02
Jul-90                          14371.42            13510.75            14507.88
Aug-90                          12903.20            11711.52            12514.20
Sep-90                          11981.54            10675.28            11399.31
Oct-90                          11606.45            10023.67            10887.48
Nov-90                          12313.77            10787.97            11967.09
Dec-90                          12834.83            11216.04            12635.09
Jan-91                          14008.48            12230.30            13810.66
Feb-91                          15149.83            13594.10            15303.59
Mar-91                          16226.58            14550.99            16282.56
Apr-91                          15645.14            14514.47            15917.18
May-91                          16485.00            15206.37            16728.48
Jun-91                          15249.54            14320.30            15810.59
Jul-91                          15993.16            14822.80            16700.88
Aug-91                          16919.98            15371.39            17423.36
Sep-91                          17113.97            15491.75            17623.21
Oct-91                          18288.67            15901.50            18219.93
Nov-91                          17555.83            15166.22            17452.14
Dec-91                          20039.30            16380.58            19587.41
Jan-92                          21193.51            17707.90            20415.96
Feb-92                          21215.49            18224.44            20617.26
Mar-92                          20193.19            17607.72            19441.87
Apr-92                          18808.14            16991.10            18428.56
May-92                          19027.99            17217.08            18460.99
Jun-92                          18401.42            16403.06            17457.08
Jul-92                          18907.07            16973.88            18135.64
Aug-92                          18709.20            16495.05            17600.64
Sep-92                          19346.77            16875.43            17869.58
Oct-92                          20094.26            17411.90            18629.04
Nov-92                          22160.84            18744.25            20128.67
Dec-92                          22472.15            19397.30            20721.86
Jan-93                          22920.03            20053.90            20866.71
Feb-93                          21755.55            19590.86            19818.99
Mar-93                          22808.06            20226.58            20461.33
Apr-93                          22427.36            19671.56            19698.12
May-93                          23547.05            20542.03            20911.13
Jun-93                          23871.76            20670.21            20961.73
Jul-93                          24442.80            20955.67            20978.92
Aug-93                          25909.60            21860.95            22084.51
Sep-93                          26984.50            22477.87            22651.64
Oct-93                          26581.41            23056.45            23097.20
Nov-93                          25472.92            22297.89            22259.93
Dec-93                          26541.12            23060.26            23238.70
Jan-94                          27326.29            23783.20            23908.67
Feb-94                          26874.22            23697.34            23949.31
Mar-94                          25173.02            22446.36            22556.18
Apr-94                          24744.74            22579.69            22530.69
May-94                          24173.71            22326.34            22078.73
Jun-94                          23804.92            21558.32            21098.65
Jul-94                          24126.12            21922.65            21557.12
Aug-94                          25553.71            23144.18            23142.00
Sep-94                          26005.77            23066.88            23130.90
Oct-94                          26624.39            22976.00            23528.52
Nov-94                          25327.67            22048.23            22486.44
Dec-94                          26160.43            22640.66            22942.69
Jan-95                          25767.84            22355.16            22718.54
Feb-95                          27088.36            23285.14            23953.97
Mar-95                          27825.94            23686.11            24883.15
Apr-95                          28611.11            24212.89            25164.82
May-95                          28944.21            24629.11            25550.85
Jun-95                          31430.58            25906.62            27101.79
Jul-95                          33750.40            27399.10            29238.22
Aug-95                          34975.74            27965.44            29481.78
Sep-95                          36807.81            28465.18            30113.28
Oct-95                          35653.84            27192.50            29049.38
Nov-95                          36569.88            28334.86            30238.08
Dec-95                          38251.42            29082.62            30639.34
Jan-96                          37721.20            29051.79            30734.01
Feb-96                          39160.37            29957.04            32086.31
Mar-96                          39829.45            30566.67            32783.22
Apr-96                          43163.18            32201.07            35027.56
May-96                          43732.93            33470.11            36276.99
Jun-96                          42106.07            32096.16            34458.79
Jul-96                          37560.88            29292.89            31034.62
Aug-96                          39770.35            30993.92            33171.67
Sep-96                          42005.06            32205.17            34932.09
Oct-96                          41412.79            31709.21            33845.35
Nov-96                          41677.91            33015.63            35086.12
Dec-96                          42032.18            33880.97            35258.04
Jan-97                          43563.15            34558.25            36312.61
Feb-97                          41627.29            33720.55            34721.75
Mar-97                          39223.28            32129.62            32437.41
Apr-97                          39311.85            32219.26            32583.38
May-97                          43752.94            35803.65            36488.82
Jun-97                          45574.92            37338.20            37709.37
Jul-97                          48231.99            39075.54            40102.79
Aug-97                          49244.20            39969.59            41081.29
Sep-97                          52927.67            42894.97            43982.87
Oct-97                          50180.72            41011.02            41238.78
Nov-97                          49874.62            40744.45            40606.58
Dec-97                          50966.87            41457.48            40462.43
Jan-98                          49682.51            40803.69            39933.99
Feb-98                          54645.79            43821.12            43362.33
Mar-98                          57236.00            45628.31            44972.37
Apr-98                          57762.57            45881.09            45381.17
May-98                          54267.94            43409.93            42468.15
Jun-98                          56536.33            43501.53            42779.44
Jul-98                          52166.08            39980.08            39594.08
Aug-98                          41925.88            32216.75            30596.72
Sep-98                          43519.06            34738.03            33279.45
Oct-98                          45464.36            36154.99            35526.47


                                                                       FUND
                                                                      ------
1 Year Total Return (9/30/97-9/30/98)...............................  -17.77%
5 Year Average Annual Total Return (9/30/93-9/30/98)................   10.03%
Average Annual Total Return Since Inception (1/21/88-9/30/98).......   14.73%

WARBURG PINCUS EMERGING GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     In past annual reports, we have compared the Fund's performance to that of the S&P 500 Index ("S&P").*** We believe that the R2000G, which measures the performance of 2,000 small-cap stocks, and the R2500G, which measures the performance of companies with higher price-to-book values and higher forecasted growth rates, are more descriptive benchmarks for the Fund. The following compares S&P, R2000G, R2500G and the Fund's annual value for the fiscal years ended October 31.


                           S&P      R2000G     R2500G      FUND
                         -------    -------    -------    -------
1988..................   $11,146    $11,922    $11,444    $11,245
1989..................    14,074    13,703     14,074      13,967
1990..................    13,027    10,024     10,887      11,606
1991..................    17,377    15,902     18,220      18,289
1992..................    19,102    17,412     18,629      20,094
1993..................    21,949    23,056     23,097      26,581
1994..................    22,789    22,976     23,529      26,624
1995..................    28,798    27,193     29,049      36,654
1996..................    35,712    31,709     33,845      41,413
1997..................    47,168    41,011     41,239      50,181
1998..................    57,238    36,155     35,526      45,464

------------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

 ** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

*** The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Small Company Value Fund (the "Fund") is long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of small-capitalization companies that are believed to be undervalued. The Fund considers a "small" company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion.

     For the 12 months ended October 31, 1998, the Fund had a loss of 19.97%, vs. a loss of 11.84% for the Russell 2000 Index. The Fund's average annual return since its inception (on December 29, 1995) through October 31 was 15.85%, vs. a same-period return of 7.89% for the Russell 2000 Index.

     The reporting period was extremely difficult for small-cap stocks, both in absolute terms and relative to their large-cap counterparts. Weighing on the group was a series of negative developments, most notably widening economic and financial turmoil in emerging markets. This resulted in diminished investor appetite for risk in all forms, including small-cap stocks, despite the group's strong domestic bias and good earnings prospects relative to large caps. The group did, though, end the period on a bright note, spurred by two Federal Reserve interest-rate cuts and by growing recognition of small caps' extremely compelling valuations relative to large-cap stocks.

     Against this backdrop, the Fund had a sizable loss, hurt by investors' general bearishness toward small caps. Relative to its benchmark, the Fund was hampered, primarily, by its focus on stocks comprising the smaller end of the small-cap area (the Fund's average market cap was roughly half that of its benchmark through much of the period). These bore the brunt of small caps' November-through-October decline.

     We made a few noteworthy changes to the Fund in terms of sector weightings during the period. We increased our exposure to the financial area, specifically the banks and savings & loan sector. We added to our position here late in the period, when concern over turmoil in emerging markets weighed on bank stocks broadly. In our view, certain small-cap banks were unduly punished by this concern, given their limited exposure to emerging markets. Elsewhere in the financial area, we maintained a sizable presence in the financial-services sector, with a continued emphasis on insurance companies.

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     We also increased our exposure to utilities. We had no exposure here through much of the period, reflecting our general concerns regarding small-cap utilities' cash flows. We established a position here in September, however, adding companies we believed stood to benefit from asset restructurings and favorable regulatory developments.

     Areas we de-emphasized during the 12 months included energy stocks. We had no exposure here at the end of the period, viewing the prospects for a near-term recovery in energy prices to be underwhelming. We also lowered our exposure to consumer-discretionary-type companies late in the period, reflecting both profit-taking in specific issues and our general concerns over diminished consumer confidence. That said, we continued to find what we believed were attractive buying opportunities within certain consumer-related areas. One stock we added, in the auto-parts area, was Superior Industries, a manufacturer of cast aluminum wheels. We established the position during the summer, after the stock declined on pessimism regarding the General Motors strike and the automotive industry broadly-despite continued strong auto sales. Our purchase was based on several positive factors, notably the company's solid return on equity and after-tax net margins (significantly above that of similar companies), as well as its debt-free balance sheet. In addition, the company has significant cash reserves and continues to generate good cash flows. All told, we deemed the stock, purchased at a P/E of about eight times estimated 1999 earnings (and about six times 1999 earnings with cash reserves netted out) to represent good value.

     Going forward, we are optimistic regarding the prospects for small-cap stocks, the group's difficulties during the period notwithstanding. For one, these issues continue to display historically compelling valuations relative to those of large caps. In addition, small caps are not heavily reliant on export sales, which account for almost half of large caps' revenues and which are projected to slow significantly. These factors stand to continue to support the rally in small caps witnessed since early October, particularly if the Federal Reserve remains in an accommodative-to-neutral mode. That said, careful stock selection remains critical. In this regard, we will continue to adhere to our strict value disciplines, focusing on underfollowed, beaten down stocks of companies with strong balance sheets and cash flows. As ever, we will strive to identify undervalued stocks whose true worth will receive wider market recognition over time.

Kyle F. Frey
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

WARBURG PINCUS SMALL COMPANY VALUE FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS SMALL COMPANY VALUE FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Small Company Value Fund (the "Fund") from December 29, 1995 (inception) to October 31, 1998, compared to the Russell 2000 Index ("R2000")* for the same time period.

                                 [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                      Small Co. Value           R2000
                      ---------------           -----
                         10000.00              10000.00
Jan-96                   10000.00               9989.40
Feb-96                   10650.00              10300.67
Mar-96                   11550.00              10510.29
Apr-96                   12619.53              11072.27
May-96                   13449.90              11508.63
Jun-96                   13339.61              11036.20
Jul-96                   12849.62              10072.30
Aug-96                   13539.60              10657.20
Sep-96                   14109.58              11073.68
Oct-96                   14379.08              10903.15
Nov-96                   14989.04              11352.36
Dec-96                   15618.58              11649.90
Jan-97                   15881.58              11882.78
Feb-97                   15598.34              11594.75
Mar-97                   15052.10              11047.71
Apr-97                   15112.79              11078.53
May-97                   16053.55              12311.01
Jun-97                   17156.16              12838.66
Jul-97                   18056.45              13436.05
Aug-97                   18663.15              13743.46
Sep-97                   20100.21              14749.35
Oct-97                   18986.66              14101.56
Nov-97                   18530.98              14009.90
Dec-97                   18608.81              14255.07
Jan-98                   18087.76              14030.27
Feb-98                   19154.94              15067.81
Mar-98                   19972.85              15689.20
Apr-98                   20098.68              15776.12
May-98                   19572.10              14926.42
Jun-98                   19742.38              14957.91
Jul-98                   18301.18              13747.07
Aug-98                   15396.78              11077.66
Sep-98                   15544.59              11944.60
Oct-98                   15193.29              12431.82


                                                                      FUND
                                                                     ------

1 Year Total Return (9/30/97-9/30/98)..............................  -22.65%
Average Annual Total Return Since Inception
  (12/29/95-9/30/98)...............................................   17.35%

------------------
    * The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is a compiled by Frank Russell Company.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The object of Warburg Pincus Small Company Growth Fund (the "Fund") is capital growth. The Fund pursues its objective by investing in equity securities of small-sized domestic companies. The Fund considers a "small" company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of November 30, 1998, the Russell 2000 Index included companies with market capitalizations between $10.3 million and $2.6 billion. Note: The Fund reopened to new investors on November 10, 1998.

     For the 12 months ended October 31, 1998, the Fund had a loss of 17.00%, versus a loss of 15.86% for the Russell 2000 Growth Index.

     The reporting period was extremely difficult for small-cap stocks, both in absolute terms and relative to their large-cap counterparts. Hampering the group was investors' aversion to risk in all forms, given an increasingly uncertain earnings environment and a high level of stock-market volatility. This risk-avoidance mindset was most visible between mid July and early October, when a confluence of negative events -- e.g., Russia's bond default -- resulted in a market slump, one that took a disproportionate toll on small caps. The group, though, ended the period on a bright note, buoyed by growing recognition of small caps' historically very compelling valuations and by an unexpected Federal Reserve interest-rate cut.

     Against this backdrop, the Fund had a significant loss for the 12 months. Hampering the Fund was investors' general bearishness toward small-cap stocks and weakness in certain areas, most specifically the technology area.

     We made a few noteworthy changes to the Fund during the 12 months in terms of sector exposure. Foremost, we raised our weighting in the business-services sector. We continued to find stocks here we deemed attractive, selling at significant discounts to these companies' underlying growth rates. Our increased weighting also reflected our heightened emphasis on domestically oriented stocks, given a relatively strong U.S. economy and ongoing financial turmoil in emerging markets. Along the same lines, we added to our position in the leisure & entertainment and communications & media sectors, and, in the technology area, shifted our focus toward domestically oriented software companies.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     Areas we de-emphasized during the period included commodity-sensitive sectors such as energy, reflecting our general concerns regarding commodity prices. Another sector weighting we lowered was telecommunications & equipment. We eliminated most of our exposure here in the latter part of the period, due to turmoil in the corporate bond market. This clouded, in our view, the near-term prospects for most smaller-cap telecommunications companies, which tend to rely heavily on debt financing.

     Looking ahead, our outlook on the prospects for stocks of small-cap companies remains positive, notwithstanding their poor performance for the period. Small-cap companies continue to enjoy rapid earnings growth, both in absolute terms and relative to larger companies. In addition, their stock valuations remain very attractive compared to those of large caps, despite the rally in small-cap stocks over the past two months. These factors stand to draw ever-more attention to small caps, provided investors' aversion to risk continues to fade. Set against this backdrop, we will continue our efforts to identify those companies with the best potential for long-term growth.

Stephen J. Lurito
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS SMALL COMPANY GROWTH FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Small Company Growth Fund (the "Fund") from December 31, 1996 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index ("R2000G")* for the same time period.

                                 [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                  SMALL CO GROWTH           R2000G
                  ---------------           ------
                      10000.00             10000.00
Jan-97                10350.00             10249.80
Feb-97                10020.00              9630.92
Mar-97                 9250.00              8951.36
Apr-97                 8940.00              8847.88
May-97                10280.00             10177.81
Jun-97                10840.00             10522.94
Jul-97                11370.00             11062.13
Aug-97                11650.00             11394.11
Sep-97                12930.00             12303.36
Oct-97                12250.00             11564.42
Nov-97                12069.93             11289.18
Dec-97                12229.25             11295.96
Jan-98                11927.19             11145.38
Feb-98                12802.64             12129.30
Mar-98                13637.37             12638.12
Apr-98                13496.91             12715.59
May-98                12360.47             11791.80
Jun-98                12591.61             11912.43
Jul-98                11414.29             10917.63
Aug-98                 8949.95              8397.40
Sep-98                 9844.94              9248.81
Oct-98                10166.87              9731.23





                                                                          FUND
                                                                         ------
1 Year Total Return (9/30/97-9/30/98).................................   -23.85%
Average Annual Total Return Since Inception (12/31/96-9/30/98)........   - 0.88%

------------------
* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Post-Venture Capital Fund (the "Fund") is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development.

     For the 12 months ended October 31, 1998, the Fund had a loss of 8.63%, vs. losses of 15.86% for the Russell 2000 Growth Index, 13.85% for the Russell 2500 Growth Index and 11.42% for the NASDAQ Industrial Index.

     The period was a highly volatile one for the types of small-cap and aggressive-growth stocks targeted by the Fund. These stocks saw good performance through mid July, but sold off heavily as investors retreated from risk in general. This risk-avoidance mindset reflected a series of negative developments, notably Russia's financial meltdown and widening turmoil elsewhere in emerging markets. Small-cap and aggressive-growth stocks recovered some of their losses at the end of the period, however. Valuations on these issues, which were historically compelling before the group's steep decline, became much more so by early October. This prompted investors to increasingly revisit the group, a trend that accelerated after the Federal Reserve unexpectedly reduced interest rates in the middle of the month.

     Against this backdrop, the Fund suffered a loss, hampered by the decline in smaller-cap and aggressive-growth stocks generally. The Fund fared well vs. its benchmarks, however, due in part to relatively good showings from its business-services holdings.

     We made a few noteworthy changes to the Fund during the period in terms of broad strategies. Most notably, we increased our emphasis on the Internet as an investment theme. The Internet, in our view, has evolved from being a purely technological phenomenon to become a viable mass-market medium, one with enormous implications for consumers, businesses and government. Specific stocks that stand to benefit from the Internet's growth over the longer term include Internet-service-provider and business- and consumer-services stocks.

     In terms of sector exposure, we made several changes to the Fund worthy of mention during the 12 months. One move we made, and one reflective of our heightened Internet focus, was to increase our exposure to the communications & media area. Stocks we added here included Yahoo! and America Online. We believe these companies will continue to take advantage of their strong brand names to expand their customer bases.

     We also increased our weighting in the business-services sector, a change partly based on our more-favorable view of the Internet. We believe many service providers, in particular those providing distribution and fulfillment

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

services, will benefit from higher volumes of Internet commerce. Our higher weighting here also reflected our increased focus on domestically oriented companies during the period.

     One weighting we reduced was the electronics area, reflecting our general concerns over high capacity in the industry. That said, we continued to find stocks we believe have good long-term growth prospects. Our holdings here included Vitesse Semiconductor, a company that went public in 1991 after receiving venture backing from, among other groups, Mohr, Davidow Ventures, a partnership focusing exclusively on entrepreneurial companies in the western U.S. Vitesse manufactures integrated circuits using gallium arsenide-based (as opposed to silicon-based) technology. As such, these circuits are relatively high-speed, low-heat products that could see significant long-term demand growth within, for example, the data-communications area.

     Elsewhere, notable sector weightings for the Fund included computers, where we had a bias toward domestically oriented software companies; financial services, where we emphasized insurance and asset-management stocks; and retail. One noteworthy move we made in the last area was to add to our position in Barnes & Noble. The bookseller has continued to exhibit significant same-store sales growth while expanding its Internet presence as well.

     Going forward, our outlook on the collective prospects for stocks of post-venture companies remains positive, the Fund's loss for the period notwithstanding. (We define a post-venture capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, will have been made within 10 years of the Fund's investment.) These companies continue to have rapid earnings growth, both in absolute terms and relative to blue-chip-type companies, and their stock valuations range from reasonable to very attractive. Set against this backdrop, we will continue to devote our efforts to identifying innovative, well-financed companies with the best long-term prospects.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

     Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund involves certain risks and may not be appropriate for all investors. The Prospectus contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates the hypothetical investment of $10,000 in Common Shares of Warburg Pincus Post-Venture Capital Fund (the "Fund") from September 29, 1995 (inception) to October 31, 1998, compared to the Russell 2000 Growth Index ("R2000G")*, Russell 2500 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.

                                   [GRAPHIC]


     In the printed version of the document, a line graph appears which depicts the following plot points:


                   Post            Russell            NASDAQ
                  Venture           2000G          Industrials       R2500G
                  -------           -----          -----------       ------
                  10000.00         10000.00           10000.00       10000.00
Oct-95            10679.32          9508.20            9583.80        9646.70
Nov-95            12907.09          9927.99            9893.36       10041.44
Dec-95            13836.16         10147.89            9827.17       10174.69
Jan-96            14145.85         10063.97            9876.80       10206.13
Feb-96            15274.73         10522.89           10250.44       10655.20
Mar-96            15684.32         10730.92           10439.66       10886.63
Apr-96            17452.55         11554.74           11397.50       11631.93
May-96            17872.13         12147.26           12059.01       12046.84
Jun-96            16753.25         11358.06           11311.83       11443.06
Jul-96            14365.63          9971.58           10055.31       10305.96
Aug-96            15254.75         10709.77           10705.89       11015.63
Sep-96            16533.47         11261.33           11283.90       11600.23
Oct-96            16014.32         10775.63           10968.07       11239.34
Nov-96            16194.12         11075.30           11368.07       11651.38
Dec-96            16224.89         11291.26           11304.19       11708.47
Jan-97            16734.42         11573.32           11807.22       12058.67
Feb-97            15615.46         10874.52           11171.17       11530.38
Mar-97            14436.56         10107.22           10370.86       10771.80
Apr-97            14366.62          9990.38           10156.29       10820.27
May-97            15995.11         11492.03           11554.61       12117.19
Jun-97            16364.76         11881.73           12048.68       12522.51
Jul-97            17853.38         12490.55           12842.09       13317.31
Aug-97            17633.78         12865.39           13079.80       13642.25
Sep-97            18873.44         13892.04           14010.29       14605.80
Oct-97            17593.82         13057.69           12925.06       13694.55
Nov-97            17583.26         12746.92           12739.58       13484.61
Dec-97            17792.50         12754.56           12439.82       13436.74
Jan-98            17353.03         12584.54           12355.48       13261.26
Feb-98            19131.71         13695.51           13353.43       14399.74
Mar-98            20421.19         14270.04           13873.68       14934.40
Apr-98            20511.04         14357.51           14154.34       15070.15
May-98            19101.93         13314.44           13558.73       14102.80
Jun-98            19911.86         13450.64           13590.59       14206.17
Jul-98            18322.89         12327.38           12826.12       13148.38
Aug-98            14636.32          9481.73            9871.50       10160.54
Sep-98            15655.01         10443.08           10511.27       11051.42
Oct-98            16074.57         10987.79           11361.63       11797.61


1 Year Total Return (9/30/97-9/30/98)...............................  -17.05%
Average Annual Total Return Since Inception
  (9/29/95-9/30/98).................................................   16.10%

WARBURG PINCUS POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     In past annual reports, we have compared the Fund's performance to that of the Warburg Pincus/Venture Economics Post-Venture Capital Index ("PVCI")****, in addition to the R2000G. We believe that the R2500G, which measures the performance of companies with higher price-to-book values and higher forecasted growth rates, and the NASDAQ which measures the performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index, are more descriptive benchmarks for the Fund. The following compares PVCI, R2500G, NASDAQ and the Fund's annual value for the fiscal years ended October 31.

                       PVCI      R2500G     NASDAQ      FUND
                      -------    -------    -------    -------
1995...............   $10,143    $9,647     $9,584     $10,679
1996...............    11,538    11,239     10,968      16,014
1997...............    12,286    13,695     12,925      17,594
1998...............    13,435    11,798     11,362      16,075

------------------
   * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Growth Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

  ** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. The Russell 2500 Index represents approximately 22% of the total market capitalization of the Russell 3000 Index.

 *** The NASDAQ Industrial Index measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter.

**** The Warburg Pincus/Venture Economics Post-Venture Capital Index is a market-valued index that measures the performance of public stocks of companies that received financing from a U.S. venture capital or buyouts limited partnership prior to or during public trading status, without dividends. Companies remain in the index for ten years from the date of first inclusion or until the price data is no longer available, for example, due to a merger or acquisition. The index is calculated monthly and has a first index period of January 1986 with the index value initialized at 100. The index is a joint project of Venture Economics and Warburg, Pincus Asset Management, Inc.

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                     NUMBER
                                                                       OF
                                                                     SHARES           VALUE
                                                                    ---------     --------------
COMMON STOCKS (91.7%)
Aerospace & Defense (0.9%)
   Gulfstream Aerospace Corp. +                                       370,300     $   16,385,775
                                                                                  --------------
Banks & Savings & Loans (4.2%)
   Bank United Corp. Class A                                          323,900         12,905,391
   City National Corp.                                                461,000         15,760,437
   Cullen/Frost Bankers, Inc.                                         374,900         19,963,425
   Peoples Heritage Financial Group, Inc.                             692,700         12,468,600
   Sovereign Bancorp, Inc.                                          1,188,140         15,594,337
                                                                                  --------------
                                                                                      76,692,190
                                                                                  --------------
Business Services (13.8%)
   BISYS Group, Inc. +                                                345,500         15,115,625
   Career Blazers, Inc. +                                              91,000            284,375
   Century Business Services, Inc. +                                  400,000          5,575,000
   Concord EFS, Inc. +                                                678,100         19,325,850
   CSG Systems International, Inc. +                                  394,900         21,522,050
   Fiserv, Inc. +                                                     316,500         14,717,250
   Harte-Hanks Communications, Inc.                                   995,000         24,190,937
   New York Restaurant Group, Inc. + #                                336,786          3,249,985
   On Assignment, Inc. +                                              733,400         24,935,600
   QRS Corp. +                                                        696,967         26,484,746
   Robert Half International, Inc. +                                  749,700         30,081,712
   Sterling Commerce, Inc. +                                          536,400         18,908,100
   SunGard Data Systems, Inc. +                                     1,023,600         34,546,500
   Young & Rubicam, Inc. +                                            567,800         14,833,775
                                                                                  --------------
                                                                                     253,771,505
                                                                                  --------------
Communications & Media (7.7%)
   Adelphia Communications Corp. +                                    425,100         15,994,387
   Central European Media Enterprises, Ltd. Class A +               1,058,753          6,749,550
   Excite, Inc. +                                                     617,900         23,827,769
   Infoseek Corp. +                                                   483,300         14,287,556
   Lycos, Inc. +                                                      618,600         25,130,625
   Network Event Theater, Inc. + #                                    761,905          3,285,715
   Network Event Theater, Inc. + #                                    888,889          4,000,000
   Outdoor Systems, Inc. +                                          1,470,788         32,449,249
   TCA Cable TV, Inc.                                                 603,600         16,712,175
                                                                                  --------------
                                                                                     142,437,026
                                                                                  --------------
Computers (7.8%)
   BMC Software, Inc. +                                               978,700         47,038,769
   Citrix Systems, Inc. +                                             583,150         41,330,756
   National Instruments Corp. +                                       560,317         15,338,678
   Transaction Systems Architects, Inc. Class A +                   1,124,100         40,572,984
                                                                                  --------------
                                                                                     144,281,187
                                                                                  --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                     NUMBER
                                                                       OF
                                                                     SHARES           VALUE
                                                                    ---------     --------------
COMMON STOCKS (CONT'D)
Consumer Non-Durables (1.3%)
   Blyth Industries, Inc. +                                            96,700     $    2,671,337
   Central Garden & Pet Co. +                                       1,114,700         22,015,325
                                                                                  --------------
                                                                                      24,686,662
                                                                                  --------------
Consumer Services (4.7%)
   Apollo Group, Inc. +                                               544,000         17,476,000
   DeVry, Inc. +                                                    1,257,896         27,673,712
   ITT Educational Services, Inc. +                                   690,450         20,497,734
   Stewart Enterprises, Inc.                                          939,000         21,655,687
                                                                                  --------------
                                                                                      87,303,133
                                                                                  --------------
Electronics (6.7%)
   Burr-Brown Corp. +                                                 873,397         16,212,432
   Maxim Integrated Products, Inc. +                                  863,600         30,819,725
   Uniphase Corp. +                                                   798,300         39,515,850
   Vitesse Semiconductor Corp. +                                    1,172,200         37,803,450
                                                                                  --------------
                                                                                     124,351,457
                                                                                  --------------
Energy (1.0%)
   Anadarko Petroleum Corp.                                           478,000         16,192,250
   Brown (Tom), Inc. +                                                 15,000            215,624
   Chaparral Resources, Inc. + #                                      833,333          1,250,000
                                                                                  --------------
                                                                                      17,657,874
                                                                                  --------------
Environmental Services (2.3%)
   Allied Waste Industries, Inc. +                                    927,803         20,063,740
   Republic Services Inc. Class A +                                   994,200         21,748,125
                                                                                  --------------
                                                                                      41,811,865
                                                                                  --------------
Financial Services (8.8%)
   Allmerica Financial Corp.                                          624,090         31,204,500
   Ambac Financial Group, Inc.                                        381,300         22,186,894
   Nationwide Financial Services, Inc.                                667,100         27,684,650
   Protective Life Corp.                                              567,000         21,014,437
   Reinsurance Group of America, Inc.                                 601,000         28,547,500
   SunAmerica, Inc.                                                   439,800         31,005,900
                                                                                  --------------
                                                                                     161,643,881
                                                                                  --------------
Food, Beverages & Tobacco (2.5%)
   Aurora Foods, Inc. +                                             1,248,600         21,850,500
   Consolidated Cigar Holdings, Inc. +                                620,500          7,135,750
   Suiza Foods Corp. +                                                540,000         17,617,500
                                                                                  --------------
                                                                                      46,603,750
                                                                                  --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                     NUMBER
                                                                       OF
                                                                     SHARES           VALUE
                                                                    ---------     --------------
COMMON STOCKS (CONT'D)
Healthcare (3.2%)
   Alternative Living Services, Inc. +                                377,100     $    9,851,738
   Centocor, Inc. +                                                   331,700         14,760,650
   Focal, Inc. +                                                      338,669          3,259,691
   NovaCare, Inc. +                                                 1,342,600          5,538,225
   Sunrise Assisted Living, Inc. +                                    131,300          5,654,106
   Total Renal Care Holdings, Inc. +                                  793,500         19,440,750
                                                                                  --------------
                                                                                      58,505,160
                                                                                  --------------
Leisure & Entertainment (5.9%)
   Coach USA, Inc. +                                                  699,000         18,741,938
   Fairfield Communities, Inc. +                                    1,279,900         12,559,019
   Family Golf Centers, Inc. +                                      1,024,300         21,574,319
   Premier Parks, Inc. +                                            1,136,500         25,216,094
   Radical Entertainment Holdings, Inc. + #                           500,000          1,250,000
   Sunterra Corp. +                                                 1,543,800         14,666,100
   Vistana, Inc. +                                                  1,291,500         14,367,938
                                                                                  --------------
                                                                                     108,375,408
                                                                                  --------------
Lodging & Restaurants (0.8%)
   Extended Stay America, Inc. +                                    1,585,600         15,261,400
                                                                                  --------------
Office Equipment & Supplies (1.2%)
   United Stationers, Inc. +                                          853,100         22,607,150
                                                                                  --------------
Oil Services (1.8%)
   Global Industries, Ltd. +                                          899,400          8,656,725
   Petroleum Geo - Services ADR +                                   1,140,138         24,370,450
                                                                                  --------------
                                                                                      33,027,175
                                                                                  --------------
Pharmaceuticals (3.7%)
   Forest Laboratories, Inc. +                                        379,000         15,846,938
   MedImmune, Inc. +                                                  258,700         17,397,575
   PharMerica, Inc. +                                               1,326,500          4,476,938
   Watson Pharmaceuticals, Inc. +                                     551,800         30,693,875
                                                                                  --------------
                                                                                      68,415,326
                                                                                  --------------
Publishing (3.4%)
   Scholastic Corp. +                                                 474,100         18,697,319
   The Petersen Cos., Inc. +                                          913,600         24,267,500
   Wiley (John) & Sons, Inc. Class A                                  536,600         19,619,438
                                                                                  --------------
                                                                                      62,584,257
                                                                                  --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                     NUMBER
                                                                       OF
                                                                     SHARES           VALUE
                                                                    ---------     --------------
COMMON STOCKS (CONT'D)
Real Estate (1.2%)
   Apartment Investment & Management Co. Class A (REIT)               616,328     $   21,532,960
                                                                                  --------------
Retail (6.9%)
   Barnes & Noble, Inc. +                                             710,300         23,173,538
   Borders Group, Inc. +                                              687,600         17,447,850
   PETsMART, Inc. +                                                 2,119,500         15,233,906
   Stage Stores, Inc. +                                             1,206,900         15,991,425
   Staples, Inc. +                                                  1,095,800         35,750,475
   Williams-Sonoma, Inc. +                                            746,800         20,350,300
                                                                                  --------------
                                                                                     127,947,494
                                                                                  --------------
Telecommunications & Equipment (0.9%)
   McLeodUSA, Inc. Class A +                                          427,000         15,612,188
   Nexus Telecommunication Systems, Ltd. +                            224,700            877,734
                                                                                  --------------
                                                                                      16,489,922
                                                                                  --------------
Transportation (1.0%)
   Mark VII, Inc. +                                                 1,109,138         18,300,777
                                                                                  --------------
TOTAL COMMON STOCK (Cost $1,358,819,683)                                           1,690,673,334
                                                                                  --------------
PREFERRED STOCK (0.4%)
Consumer Services (0.1%)
   Opal Concepts, Inc. Series B +#                                    792,603          1,999,999
                                                                                  --------------
Healthcare (0.1%)
   Women First Healthcare, Inc. + #                                   112,500          1,125,000
                                                                                  --------------
Transportation (0.2%)
   Dealer Solutions Holdings, Inc. Series A + #                     2,222,222          5,000,000
                                                                                  --------------
TOTAL PREFERRED STOCK (Cost $8,125,000)                                                8,124,999
                                                                                  --------------
WARRANTS (0.0%)
   Dealer Solutions Holdings, Inc. Warrants +#                        431,111                  0
   Stratasys, Inc. Exp. 11/03/98 +#                                    21,428                  0
                                                                                  --------------
TOTAL WARRANTS (Cost $0)                                                                       0
                                                                                  --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                       PAR
                                                                      (000)           VALUE
                                                                    ---------     --------------
SHORT-TERM INVESTMENTS (8.8%)
   Repurchase agreement with State Street Bank & Trust Co. dated
   10/30/98 at 5.40% to be repurchased at $162,120,914 on
   11/02/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $21,390,000-$50,000,000, 3.375%-5.5%, 02/28/03-04/15/28.
   Pro-rata market value of collateral is $165,288,960.) (Cost
   is $162,048,000)                                                   162,048     $  162,048,000
                                                                                  --------------
TOTAL INVESTMENTS (100.9%) (Cost $1,528,992,683*)                                  1,860,846,333
LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                         (17,302,246)
                                                                                  --------------
NET ASSETS (100.0%) (applicable to 45,490,679 Common Shares and
9,566,983 Advisor Shares)                                                         $1,843,544,087
                                                                                  ==============
NET ASSET VALUE, offering and redemption price per Common Share
($1,532,521,118 divided by 45,490,679)                                            $        33.69
                                                                                  ==============
NET ASSET VALUE, offering and redemption price per Advisor Share
($311,022,969 divided by 9,566,983)                                               $        32.51
                                                                                  ==============

                            INVESTMENT ABBREVIATIONS

                              ADR =  American Depository Receipt
                             REIT =  Real Estate Investment Trust

--------------------------------------------------------------------------------
+ Non-income producing security.
# Restricted security.
* Cost for federal income tax purposes is $1,531,625,385.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                       NUMBER
                                                                         OF
                                                                       SHARES         VALUE
                                                                       -------     -----------
COMMON STOCK (87.3%)
Banks & Savings & Loans (8.6%)
   Century Bancorp, Inc. Class A                                        59,500     $ 1,152,812
   Quaker City Bancorp, Inc. +                                         142,121       2,131,815
   Riggs National Corp.                                                 81,200       1,958,950
   Texas Regional Bancshares, Inc.                                      73,100       1,663,025
                                                                                   -----------
                                                                                     6,906,602
                                                                                   -----------
Building & Building Materials (3.9%)
   Cavalier Homes, Inc.                                                323,700       3,135,844
                                                                                   -----------
Capital Equipment (3.6%)
   Allied Products Corp.                                                    50             419
   Avondale Industries, Inc. +                                          96,400       2,512,425
   Gardner Denver Machinery, Inc. +                                     25,900         372,312
                                                                                   -----------
                                                                                     2,885,156
                                                                                   -----------
Conglomerates (2.1%)
   Justin Industries, Inc.                                              14,000         203,000
   Watts Industries, Inc. Class A                                       82,300       1,512,262
                                                                                   -----------
                                                                                     1,715,262
                                                                                   -----------
Consumer Durables (7.9%)
   La-Z-Boy, Inc.                                                      175,000       3,215,625
   Superior Industries International, Inc.                             121,100       3,171,306
                                                                                   -----------
                                                                                     6,386,931
                                                                                   -----------
Consumer Non-Durables (3.2%)
   Home Products International, Inc. +                                 211,500       2,115,000
   St. John Knits, Inc.                                                 20,700         417,881
                                                                                   -----------
                                                                                     2,532,881
                                                                                   -----------
Electronics (2.0%)
   Avant! Corp. +                                                       47,000         801,938
   Burr-Brown Corp. +                                                   42,400         787,050
                                                                                   -----------
                                                                                     1,588,988
                                                                                   -----------
Engineering & Construction (1.4%)
   Gradall Industries, Inc. +                                           77,800       1,137,825
                                                                                   -----------
Financial Services (19.1%)
   Chartwell Re Corp.                                                   37,800         940,275
   Commerce Group, Inc.                                                 65,500       2,267,938
   Delphi Financial Group, Inc. Class A +                               46,868       2,185,221
   HCC Insurance Holdings, Inc.                                         98,400       1,765,050
   NAC Re Corp.                                                         32,300       1,564,531
   National Western Life Insurance Co. Class A +                        29,600       3,463,200
   Terra Nova (Bermuda) Holdings, Ltd.                                 114,085       3,165,859
                                                                                   -----------
                                                                                    15,352,074
                                                                                   -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                       NUMBER
                                                                         OF
                                                                       SHARES         VALUE
                                                                       -------     -----------
COMMON STOCKS (CONT'D)
Food, Beverages & Tobacco (2.4%)
   Vlasic Foods International Inc. +                                   104,700     $ 1,956,581
                                                                                   -----------
Leisure & Entertainment (2.3%)
   SCP Pool Corp. +                                                    133,950       1,858,556
                                                                                   -----------
Lodging & Restaurants (3.1%)
   Ryan's Family Steak Houses, Inc. +                                  230,800       2,481,100
                                                                                   -----------
Metals & Mining (3.3%)
   Inland Steel Industries, Inc.                                       108,293       1,976,347
   Universal Stainless & Alloy Products, Inc. +                         95,500         653,578
                                                                                   -----------
                                                                                     2,629,925
                                                                                   -----------
Paper & Forest Products (2.5%)
   Caraustar Industries, Inc.                                           32,600         774,250
   Wausau-Mosinee Paper Corp.                                           72,300       1,260,731
                                                                                   -----------
                                                                                     2,034,981
                                                                                   -----------
Real Estate (7.3%)
   U.S. Restaurant Properties, Inc. (REIT)                              57,700       1,410,044
   Weeks Corp. (REIT)                                                  106,100       3,083,531
   Western Water Co. +                                                 239,300       1,346,063
                                                                                   -----------
                                                                                     5,839,638
                                                                                   -----------
Retail (1.0%)
   Filene's Basement Corp. +                                             2,300           4,384
   Fingerhut Companies, Inc.                                            91,512         772,133
                                                                                   -----------
                                                                                       776,517
                                                                                   -----------
Transportation (5.8%)
   Landstar Systems, Inc. +                                            101,737       3,611,664
   M.S. Carriers, Inc. +                                                49,500       1,064,250
                                                                                   -----------
                                                                                     4,675,914
                                                                                   -----------
Utilities-Electric (7.8%)
   Commonwealth Energy System                                           44,800       1,671,600
   Idacorp, Inc.                                                        49,400       1,543,750
   Public Service Co. of New Mexico                                     76,000       1,676,750
   UniSource Energy Corp. +                                             89,700       1,390,350
                                                                                   -----------
                                                                                     6,282,450
                                                                                   -----------
TOTAL COMMON STOCK (Cost $62,795,139)                                               70,177,225
                                                                                   -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                        PAR            VALUE
                                                                     ----------     -----------
CONVERTIBLE BONDS (1.4%)
Electronics (1.4%)
   EA Industries, Inc. Series A Convertible Notes 6.00%, 04/30/99
   (NR, NR)1* (Cost $1,500,000)                                      $1,500,000     $ 1,125,000
                                                                                    -----------
SHORT-TERM INVESTMENTS (9.7%)
   Repurchase Agreement with State Street Bank & Trust Co. dated
   10/30/98 at 5.40% to be repurchased at $7,768,494 on 11/02/98.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $21,390,000-$50,000,000,
   3.375%-5.500%, 02/28/03-04/15/28. Pro-rata market value of
   collateral is $7,920,344.) (Cost $7,765,000)                       7,765,000       7,765,000
                                                                                    -----------
WARRANTS (0.0%)
   EA Industries, Inc. Six Month Warrants (Exercisable for
   purchase of 75,000 Common Shares.) # (Cost $110,437)                       1     $         0
                                                                                    -----------
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $72,170,576**)                              79,067,225
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                          1,303,670
                                                                                    -----------
NET ASSETS (100.0%) (Applicable to 5,999,492 Common Shares and
3,953 Advisor Shares)                                                               $80,370,895
                                                                                    ===========
NET ASSET VALUE, offering and redemption price per Common Share
($80,318,325 divided by 5,999,492)                                                  $     13.39
                                                                                    ===========
NET ASSET VALUE, offering and redemption price per Advisor Share
($52,570 divided by 3,953)                                                          $     13.30
                                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                               REIT = Real Estate Investment Trust
                               NR = Not Rated

--------------------------------------------------------------------------------

 + Non-income producing security.

 # Restricted security.

 1 Illiquid security.

 * Credit ratings given by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group are unaudited.

** Cost for federal income tax purposes is $72,609,216.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES          VALUE
                                                                    ----------     ------------
COMMON STOCKS (93.9%)
Aerospace & Defense (1.2%)
   TriStar Aerospace Co. +                                               5,500     $     56,375
                                                                                   ------------
Building & Building Materials (0.9%)
   American Woodmark Corp.                                               1,600           41,600
                                                                                   ------------
Business Services (15.2%)
   BISYS Group, Inc. +                                                   1,800           78,750
   CB Richard Ellis Services, Inc. +                                     2,100           40,950
   Getty Images, Inc. +                                                  3,800           46,787
   INSpire Insurance Solutions, Inc. +                                   1,200           30,000
   Kroll-O'Gara Co. +                                                    4,000           98,500
   LaSalle Partners, Inc. +                                              1,500           43,875
   On Assignment, Inc. +                                                 2,400           81,600
   Protection One, Inc. +                                                5,100           57,375
   QRS Corp. +                                                           1,700           64,600
   Romac International, Inc. +                                           2,600           45,500
   Technology Solutions Co. +                                            4,650           55,800
   Trammell Crow Co. +                                                   2,100           45,413
                                                                                   ------------
                                                                                        689,150
                                                                                   ------------
Communications & Media (6.6%)
   Central European Media Enterprises, Ltd. Class A +                    3,800           24,225
   Granite Broadcasting Corp. +                                          7,600           38,950
   Heftel Broadcasting Corp. +                                           1,900           78,137
   Infoseek Corp. +                                                      1,200           35,475
   Lycos, Inc. +                                                         1,500           60,937
   Metro Networks, Inc. +                                                1,700           62,262
                                                                                   ------------
                                                                                        299,986
                                                                                   ------------
Computers (7.8%)
   Advent Software, Inc. +                                               1,100           38,225
   Boole & Babbage, Inc. +                                               2,200           58,575
   Documentum, Inc. +                                                      600           20,400
   JDA Software Group, Inc. +                                            3,400           32,300
   Mercury Interactive Corp. +                                           1,200           49,800
   Micrografx, Inc. +                                                    4,800           43,200
   Radiant Systems, Inc. +                                               4,900           33,075
   Transactions Systems Architects, Inc. Class A +                       2,200           79,406
                                                                                   ------------
                                                                                        354,981
                                                                                   ------------
Consumer Non-Durables (1.3%)
   Central Garden & Pet Co. +                                            2,900           57,275
                                                                                   ------------
Consumer Services (5.2%)
   DeVry, Inc. +                                                         3,600           79,200
   ITT Educational Services, Inc. +                                      2,000           59,375
   Service Experts, Inc. +                                               1,500           45,281
   Strayer Education, Inc. +                                             1,500           51,000
                                                                                   ------------
                                                                                        234,856
                                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES          VALUE
                                                                    ----------     ------------
COMMON STOCKS (CONT'D)
Electronics (6.5%)
   Avant! Corp. +                                                        3,599     $     61,408
   Burr-Brown Corp. +                                                    2,600           48,262
   Flexotronics International, Ltd. +                                    1,000           51,937
   Maxim Integrated Products, Inc. +                                     1,400           49,962
   Uniphase Corp. +                                                        800           39,600
   Vitesse Semiconductor Corp. +                                         1,400           45,150
                                                                                   ------------
                                                                                        296,319
                                                                                   ------------
Energy (2.7%)
   Chieftain International, Inc. +                                       2,500           49,062
   Stone Energy Corp. +                                                  2,300           73,887
                                                                                   ------------
                                                                                        122,949
                                                                                   ------------
Environmental Services (3.6%)
   Allied Waste Industries, Inc. +                                       4,600           99,475
   Casella Waste Systems, Inc. +                                         2,200           64,900
                                                                                   ------------
                                                                                        164,375
                                                                                   ------------
Financial Services (5.1%)
   Amerin Corp. +                                                        1,800           38,475
   Enhance Financial Services Group, Inc.                                1,300           31,931
   Protective Life Corp.                                                 1,200           44,475
   Reinsurance Group of America, Inc. +                                    800           38,000
   Terra Nova (Bermuda) Holdings, Ltd. Class A                           2,900           80,475
                                                                                   ------------
                                                                                        233,356
                                                                                   ------------
Food, Beverages & Tobacco (2.4%)
   Ben & Jerry's Homemade, Inc. Class A +                                3,200           61,600
   Suiza Foods Corp. +                                                   1,400           45,675
                                                                                   ------------
                                                                                        107,275
                                                                                   ------------
Healthcare (9.6%)
   Advance Paradigm, Inc. +                                              2,200           72,600
   Alternative Living Services, Inc. +                                   2,700           70,537
   Hanger Orthopedic Group, Inc. +                                       2,800           55,300
   Minimed, Inc. +                                                       1,100           61,050
   Renal Care Group, Inc. +                                              2,300           66,988
   Sunrise Assisted Living, Inc. +                                       1,500           64,594
   VWR Scientific Products Corp. +                                       1,800           43,763
                                                                                   ------------
                                                                                        434,832
                                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES          VALUE
                                                                    ----------     ------------
COMMON STOCKS (CONT'D)
Leisure & Entertainment (8.5%)
   Championship Auto Racing Teams, Inc. +                                2,100     $     52,238
   Coach USA, Inc. +                                                     1,900           50,944
   Fairfield Communities, Inc. +                                         3,900           38,269
   Family Golf Centers, Inc. +                                           3,450           72,666
   Premier Parks, Inc. +                                                 5,300          117,594
   Vistana, Inc. +                                                       4,700           52,288
                                                                                   ------------
                                                                                        383,999
                                                                                   ------------
Metals & Mining (1.0%)
   Metals USA, Inc. +                                                    4,600           45,713
                                                                                   ------------
Oil Services (1.9%)
   Global Industries, Ltd. +                                             3,800           36,575
   Petroleum Geo - Services ADR +                                        2,400           51,300
                                                                                   ------------
                                                                                         87,875
                                                                                   ------------
Pharmaceuticals (5.8%)
   GelTex Pharmaceuticals, Inc. +                                        2,300           57,500
   Jones Pharma, Inc. +                                                  1,400           45,238
   Sepracor, Inc. +                                                      1,200           82,350
   Serologicals Corp. +                                                  3,450           78,056
                                                                                   ------------
                                                                                        263,144
                                                                                   ------------
Real Estate (2.0%)
   U.S. Restaurant Properties, Inc. (REIT) +                             3,700           90,419
                                                                                   ------------
Retail (4.5%)
   99 Cents Only Stores +                                                  900           41,625
   Borders Group, Inc. +                                                 2,100           53,288
   Stage Stores, Inc. +                                                  3,500           46,375
   Whole Foods Market, Inc. +                                            1,600           64,100
                                                                                   ------------
                                                                                        205,388
                                                                                   ------------
Telecommunications & Equipment (2.1%)
   Intermedia Communications, Inc. +                                     1,700           31,450
   McLeodUSA, Inc. Class A +                                             1,800           65,813
                                                                                   ------------
                                                                                         97,263
                                                                                   ------------
TOTAL COMMON STOCK (Cost $4,055,635)                                                  4,267,130
                                                                                   ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                       PAR
                                                                      (000)           VALUE
                                                                    ----------     ------------
SHORT-TERM INVESTMENTS (7.3%)
   Repurchase agreement with State Street Bank & Trust Co. dated
   10/30/98 at 5.400% to be repurchased at $330,148 on 11/02/98.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $21,390,000-$50,000,000,
   3.375%-5.500%, 02/28/03-04/15/08. Pro-rata market value of
   collateral is $336,600.) (Cost $330,000)                         $      330     $    330,000
                                                                                   ------------
TOTAL INVESTMENTS AT VALUE (101.2%) (Cost $4,385,635*)                                4,597,130
LIABILITIES IN EXCESS OF OTHER ASSETS (1.2%)                                            (53,447)
                                                                                   ------------
NET ASSETS (100.0%) (applicable to 449,478 Common Share)                           $  4,543,683
                                                                                   ============
NET ASSET VALUE, offering and redemption price per Common Share
($4,543,683 divided by 449,478)                                                    $      10.11
                                                                                   ============

                            INVESTMENT ABBREVIATIONS

                               ADR = American Depository Receipt
                               REIT = Real Estate Investment Trust
--------------------------------------------------------------------------------

+ Non-income producing security.

* Cost for federal income tax purposes is $4,449,723.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES         VALUE
                                                                      -------     ------------
COMMON STOCKS (92.7%)
Aerospace & Defense (1.6%)
   Gulfstream Aerospace Corp. +                                        24,700     $  1,092,975
                                                                                  ------------
Business Services (17.7%)
   BISYS Group, Inc. +                                                 17,200          752,500
   Career Blazers, Inc. +                                               4,000           12,500
   CSG Systems International, Inc. +                                   10,900          594,050
   IMS Health, Inc.                                                     9,300          618,450
   Lason, Inc. +                                                       25,400        1,390,650
   New York Restaurant Group, Inc. +#                                  77,720          749,998
   On Assignment, Inc. +                                               20,100          683,400
   Pharmaceutical Product Development, Inc. +                          30,600          826,200
   Protection One, Inc. +                                             137,500        1,546,875
   QRS Corp. +                                                         28,900        1,098,200
   Realty Information Group, Inc. +                                    81,200          680,050
   Robert Half International, Inc. +                                   31,000        1,243,875
   SunGard Data Systems, Inc. +                                        42,500        1,434,375
   Young & Rubicam, Inc. +                                             22,600          590,425
                                                                                  ------------
                                                                                    12,221,548
                                                                                  ------------
Communications & Media (8.7%)
   America Online, Inc. +                                               9,500        1,207,094
   Central European Media Enterprises, Ltd. Class A +                  60,600          386,325
   Heftel Broadcasting Corp. +                                         14,800          608,650
   Infoseek Corp. +                                                    27,700          818,881
   Outdoor Systems, Inc. +                                             35,075          773,842
   USA Networks, Inc. +                                                53,900        1,212,750
   Yahoo! Inc. +                                                        7,900        1,033,666
                                                                                  ------------
                                                                                     6,041,208
                                                                                  ------------
Computers (15.4%)
   BMC Software, Inc. +                                                26,500        1,273,656
   Citrix Systems, Inc. +                                              23,050        1,633,669
   Compuware Corp. +                                                   12,100          655,669
   Documentum, Inc. +                                                  26,500          901,000
   Legato Systems, Inc. +                                              16,900          661,212
   Micrografx, Inc. +                                                  75,500          679,500
   New Era of Networks, Inc. +                                         38,400        1,891,200
   PeopleSoft, Inc. +                                                  26,400          559,350
   Transactions Systems Architects, Inc. Class A +                     44,700        1,613,391
   Women.com Networks +#                                              227,964          750,002
                                                                                  ------------
                                                                                    10,618,649
                                                                                  ------------
Consumer Durables (0.4%)
   Furniture Brands International, Inc. +                              14,000          301,000
                                                                                  ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES         VALUE
                                                                      -------     ------------
COMMON STOCKS (CONT'D)
Consumer Services (3.7%)
   DeVry, Inc. +                                                       36,400     $    800,800
   Service Experts, Inc. +                                             31,500          950,906
   Stewart Enterprises, Inc. Class A                                   33,500          772,594
                                                                                  ------------
                                                                                     2,524,300
                                                                                  ------------
Electronics (6.1%)
   Maxim Integrated Products, Inc. +                                   50,900        1,816,494
   Uniphase Corp. +                                                    30,900        1,529,550
   Vitesse Semiconductor Corp. +                                       27,400          883,650
                                                                                  ------------
                                                                                     4,229,694
                                                                                  ------------
Energy (1.9%)
   Chaparral Resources, Inc. +#                                       333,333          500,000
   Stone Energy Corp. +                                                25,700          825,611
                                                                                  ------------
                                                                                     1,325,611
                                                                                  ------------
Environmental Services (4.3%)
   Allied Waste Industries, Inc. +                                     39,600          856,350
   Republic Services Inc. Class A +                                    54,200        1,185,625
   Waste Management, Inc.                                              20,200          911,525
                                                                                  ------------
                                                                                     2,953,500
                                                                                  ------------
Financial Services (8.4%)
   Amvescap PLC ADR                                                    18,560          679,760
   EXEL Ltd.                                                           18,387        1,405,456
   Life Re Corp.                                                       18,600        1,735,612
   Nationwide Financial Services, Inc.                                 23,800          987,700
   Reinsurance Group of America, Inc.                                  20,000          950,000
                                                                                  ------------
                                                                                     5,758,528
                                                                                  ------------
Food, Beverages & Tobacco (0.9%)
   Suiza Foods Corp. +                                                 18,100          590,512
                                                                                  ------------
Healthcare (2.5%)
   HCR Manor Care, Inc. +                                              18,600          604,500
   Total Renal Care Holdings, Inc. +                                   45,900        1,124,550
                                                                                  ------------
                                                                                     1,729,050
                                                                                  ------------
Leisure & Entertainment (2.9%)
   Coach USA, Inc. +                                                   26,900          721,256
   Premier Parks, Inc.                                                 57,800        1,282,438
                                                                                  ------------
                                                                                     2,003,694
                                                                                  ------------
Lodging and Restaurants (0.1%)
   II Fornaio (America) Corp. +                                        11,400           91,200
                                                                                  ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                      NUMBER
                                                                        OF
                                                                      SHARES         VALUE
                                                                      -------     ------------
COMMON STOCKS (CONT'D)
Metals & Mining (1.2%)
   Metals USA, Inc. +                                                  87,300     $    867,544
                                                                                  ------------
Oil Services (1.6%)
   Petroleum Geo - Services ADR +                                      51,000        1,090,125
                                                                                  ------------
Pharmaceuticals (2.8%)
   CV Therapeutics, Inc. +                                             75,000          496,875
   Watson Pharmaceuticals, Inc. +                                      25,600        1,424,000
                                                                                  ------------
                                                                                     1,920,875
                                                                                  ------------
Publishing (2.6%)
   Petersen Companies, Inc. Class A +                                  39,900        1,059,844
   Scholastic Corp. +                                                  17,700          698,044
                                                                                  ------------
                                                                                     1,757,888
                                                                                  ------------
Retail (5.7%)
   Barnes & Noble, Inc. +                                              39,000        1,272,375
   PETsMART, Inc. +                                                     7,400           53,188
   Staples, Inc. +                                                     46,800        1,526,850
   Whole Foods Market, Inc. +                                          26,100        1,045,631
                                                                                  ------------
                                                                                     3,898,044
                                                                                  ------------
Telecommunications & Equipment (4.2%)
   Cisco Systems, Inc. +                                               18,950        1,193,850
   Gilat Satellite Networks, Ltd. +                                    13,300          618,450
   Intermedia Communications, Inc. +                                   23,800          440,300
   Shaw Communications, Inc. Class B +                                 30,700          614,000
                                                                                  ------------
                                                                                     2,866,600
                                                                                  ------------
TOTAL COMMON STOCK (Cost $52,100,022)                                               63,882,545
                                                                                  ------------
FOREIGN COMMON STOCKS (0.8%)
United Kingdom (0.8%)
   Hays PLC                                                            38,000          560,341
                                                                                  ------------
TOTAL FOREIGN COMMON STOCKS (Cost $576,990)                                            560,341
                                                                                  ------------

                                                                              PAR
                                                          MATURITY DATE      (000)
                                                          -------------     -------
UNITED STATES TREASURY OBLIGATIONS (1.4%)
U.S. Treasury Bills (0.5%) **
   U.S. Treasury Bills 5.100%                                12/03/98        $ 375      $    373,807
                                                                                        ------------
U.S. Treasury Notes (0.9%) **
   U.S. Treasury Notes 5.625%                                11/30/98           90            90,127
   U.S. Treasury Notes 5.875%                                11/15/99          250           253,738
   U.S. Treasury Notes 5.875%                                11/30/01          260           271,368
                                                                                        ------------
                                                                                             615,233
                                                                                        ------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $972,333)                                     989,040
                                                                                        ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                            CAPITAL
                                                                             SHARE         VALUE
                                                                            -------     ------------
PRIVATE FUND INVESTMENTS (1.9%)
   Boston Ventures V, LP                                                    390,022     $    385,122
   New Enterprise Associates VII, LP                                        722,023          885,641
                                                                                        ------------
TOTAL PRIVATE FUND INVESTMENTS (Cost $1,112,045)                                           1,270,763
                                                                                        ------------

                                                                        PAR
                                                                       (000)
                                                                       ------
SHORT-TERM INVESTMENTS (5.4%)
   Repurchase agreement with State Street Bank & Trust Co. dated
   10/30/98 at 5.400% to be repurchased at $3,710,669 on 11/02/98.
   (Collaterized at a pro rata amount of U.S. Treasury Notes ranging in par values from $21,390,000-$50,000,000, 3.375%-5.500%,
   02/28/03-04/15/28. Pro-rata market value of collateral is
   $3,783,180.) (Cost $3,709,000.)                                     $3,709     $  3,709,000
                                                                                  ------------
TOTAL INVESTMENTS AT VALUE (102.2%) (Cost $58,470,390*)                             70,411,689
LIABILITIES IN EXCESS OF OTHER ASSETS (2.2%)                                        (1,496,992)
                                                                                  ------------
NET ASSETS (100.0%) (applicable to 4,261,652 Common Shares and
 21,550 Advisor Shares)                                                           $ 68,914,697
                                                                                  ============
NET ASSET VALUE, offering and redemption price per Common Share
 ($68,572,081 divided by 4,261,652)                                               $      16.09
                                                                                  ============
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($342,616 divided by 21,550)                                                     $      15.90
                                                                                  ============

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
 + Non-income producing security.
 # Restricted Security
 * Cost for income tax purposes is $58,558,037.
** These securities have been segregated with the Fund's custodian to cover open capital commitments of $840,000 in private fund investments.

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                                            WARBURG PINCUS
                                                                            EMERGING GROWTH
                                                                                 FUND
                                                                            ---------------
INVESTMENT INCOME:
 Dividends                                                                   $   7,937,355
 Interest                                                                        6,986,115
                                                                             -------------
     Total investment income                                                    14,923,470
                                                                             -------------
EXPENSES:
 Investment advisory                                                            18,191,066
 Administrative services                                                         3,536,144
 Audit                                                                              43,454
 Custodian/Sub-custodian                                                           341,855
 Directors/Trustees                                                                 14,264
 Interest                                                                            3,800
 Legal                                                                             145,123
 Offering/Organizational costs                                                           0
 Printing                                                                          132,591
 Registration                                                                      140,832
 Shareholder servicing/Distribution                                              1,957,786
 Transfer agent                                                                  1,658,514
 Miscellaneous                                                                      64,915
                                                                             -------------
                                                                                26,230,344
 Less: fees waived, expenses reimbursed and transfer agent fee offsets             (80,003)
                                                                             -------------
   Total expenses                                                               26,150,341
                                                                             -------------
     Net investment loss                                                       (11,226,871)
                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN
 CURRENCY RELATED ITEMS:
 Net realized gain (loss) from security transactions                           (47,452,269)
 Net change in unrealized appreciation (depreciation) from investments
   and foreign currency related items                                         (136,862,010)
                                                                             -------------
   Net realized and unrealized gain (loss) from investments and foreign
     currency related items                                                   (184,314,279)
                                                                             -------------
 Net decrease in net assets resulting from operations                        $(195,541,150)
                                                                             =============

--------------------------------------------------------------------------------

                                                                            WARBURG PINCUS       WARBURG PINCUS      WARBURG PINCUS
                                                                             SMALL COMPANY        SMALL COMPANY       POST-VENTURE
                                                                                 VALUE             GROWTH FUND        CAPITAL FUND
                                                                            --------------       ---------------     --------------
INVESTMENT INCOME:
 Dividends                                                                    $  1,152,093        $     15,973        $    195,524
 Interest                                                                          732,897              31,526             133,410
                                                                              ------------        ------------        ------------
     Total investment income                                                     1,884,990              47,499             328,934
                                                                              ------------        ------------        ------------
EXPENSES:
 Investment advisory                                                             1,530,064             105,741           1,172,367
 Administrative services                                                           308,390              24,514             192,046
 Audit                                                                              13,238              12,001              13,236
 Custodian/Sub-custodian                                                            46,893              27,402              29,038
 Directors/Trustees                                                                 11,711              11,606              10,708
 Interest                                                                                0                 512               2,902
 Legal                                                                              25,480              20,000               2,988
 Offering/Organizational costs                                                      14,903              22,470              30,270
 Printing                                                                           30,646               8,842              17,285
 Registration                                                                       59,007              31,738              42,857
 Shareholder servicing/Distribution                                                382,903                   0             234,763
 Transfer agent                                                                    184,159                   0             176,901
 Miscellaneous                                                                       9,500                 162               6,098
                                                                              ------------        ------------        ------------
                                                                                 2,616,894             264,988           1,931,459
 Less: fees waived, expenses reimbursed and transfer agent fee offsets             (22,472)           (116,951)           (383,646)
                                                                              ------------        ------------        ------------
   Total expenses                                                                2,594,422             148,037           1,547,813
                                                                              ------------        ------------        ------------
     Net investment loss                                                          (709,432)           (100,538)         (1,218,879)
                                                                              ------------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN
 CURRENCY RELATED ITEMS:
 Net realized gain (loss) from security transactions                             3,618,297            (627,473)          2,591,623
 Net change in unrealized appreciation (depreciation) from investments
   and foreign currency related items                                          (23,857,296)         (1,065,613)         (7,014,438)
                                                                              ------------        ------------        ------------
   Net realized and unrealized gain (loss) from investments and foreign
     currency related items                                                    (20,238,999)         (1,693,086)         (4,422,815)
                                                                              ------------        ------------        ------------
 Net decrease in net assets resulting from operations                         $(20,948,431)       $ (1,793,624)       $ (5,641,694)
                                                                              ============        ============        ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        WARBURG PINCUS                       WARBURG PINCUS
                                                                        EMERGING GROWTH                   SMALL COMPANY VALUE
                                                                             FUND                                 FUND
                                                               ---------------------------------  ----------------------------------
                                                                      FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                                          OCTOBER 31,                          OCTOBER 31,
                                                               ---------------------------------   ---------------------------------
                                                                    1998              1997              1998              1997
                                                               ---------------   ---------------   ---------------    --------------
FROM OPERATIONS:
 Net investment loss                                          $   (11,226,871)   $  (11,348,164)   $    (709,432)   $  (1,097,451)
 Net realized gain (loss) from security transactions              (47,452,269)      121,625,395        3,618,297       21,703,083
 Net realized loss from foreign currency related items                      0                 0                0                0
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                (136,862,010)      204,574,943      (23,857,296)      22,597,554
                                                              ---------------    --------------    -------------    -------------
   Net increase (decrease) in net assets resulting from
     operations                                                  (195,541,150)      314,852,174      (20,948,431)      43,203,186
                                                              ---------------    --------------    -------------    -------------
FROM DISTRIBUTIONS:
 Dividends from net investment income:
   Common Shares                                                            0                 0                0                0
   Advisor Shares                                                           0                 0                0                0
 Distributions from realized gains:
   Common Shares                                                  (92,762,400)       (2,393,545)     (20,763,827)      (1,184,453)
   Advisor Shares                                                 (25,707,966)         (797,896)         (35,216)             (56)
 Distributions in excess of capital gains:
   Common Shares                                                            0                 0                0                0
   Advisor Shares                                                           0                 0                0                0
                                                              ---------------    --------------    -------------    -------------
   Net decrease in net assets from distributions                 (118,470,366)       (3,191,441)     (20,799,043)      (1,184,509)
                                                              ---------------    --------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     883,019,817       781,530,558       63,737,618      258,418,030
 Reinvested dividends                                             114,956,027         3,051,789       19,972,777        1,093,316
 Net asset value of shares redeemed                              (813,237,032)     (590,806,401)    (185,521,859)    (161,650,157)
                                                              ---------------    --------------    -------------    -------------
   Net increase (decrease) in net assets from capital share
     transactions                                                 184,738,812       193,775,946     (101,811,464)      97,861,189
                                                              ---------------    --------------    -------------    -------------
   Net increase (decrease) in net assets                         (129,272,704)      505,436,679     (143,558,938)     139,879,866
NET ASSETS:
 Beginning of period                                            1,972,816,791     1,467,380,112      223,929,833       84,049,967
                                                              ---------------    --------------    -------------    -------------
 End of period                                                $ 1,843,544,087    $1,972,816,791    $  80,370,895    $ 223,929,833
                                                              ===============    ==============    =============    =============
 Undistributed net investment income                          $             0    $            0    $           0    $           0
                                                              ===============    ==============    =============    =============

--------------------------------------------------------------------------------

                                                                         WARBURG PINCUS                   WARBURG PINCUS
                                                                      SMALL COMPANY GROWTH             POST-VENTURE CAPITAL
                                                                              FUND                             FUND
                                                               ----------------------------------  -----------------------------
                                                                                 FOR THE PERIOD
                                                                                DECEMBER 31, 1996
                                                                                  (COMMENCEMENT
                                                                 FOR THE         OF OPERATIONS)
                                                               YEAR ENDED            THROUGH            FOR THE YEAR ENDED
                                                               OCTOBER 31,         OCTOBER 31,              OCTOBER 31,
                                                               -----------      -----------------  -----------------------------
                                                                  1998                1997            1998              1997
                                                               -----------        ------------     -----------      ------------
FROM OPERATIONS:
 Net investment loss                                            $  (100,538)       $    (36,455)    $(1,218,879)     $ (1,728,895)
 Net realized gain (loss) from security transactions               (627,473)           (354,471)      2,591,623         7,402,996
 Net realized loss from foreign currency related items                    0                   0               0            (3,944)
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                (1,065,613)          1,277,108      (7,014,438)        4,279,725
                                                                -----------        ------------     -----------      ------------
   Net increase (decrease) in net assets resulting from
     operations                                                  (1,793,624)            886,182      (5,641,694)        9,949,882
                                                                -----------        ------------     -----------      ------------
FROM DISTRIBUTIONS:
 Dividends from net investment income:
   Common Shares                                                    (62,775)                  0               0                 0
   Advisor Shares                                                         0                   0               0                 0
 Distributions from realized gains:
   Common Shares                                                          0                   0               0                 0
   Advisor Shares                                                         0                   0               0                 0
 Distributions in excess of capital gains:
   Common Shares                                                          0                   0               0                 0
   Advisor Shares                                                         0                   0               0                 0
                                                                -----------        ------------     -----------      ------------
   Net decrease in net assets from distributions                    (62,775)                  0               0                 0
                                                                -----------        ------------     -----------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     7,623,711          21,283,561      33,368,512        67,881,239
 Reinvested dividends                                                53,996                   0               0                 0
 Net asset value of shares redeemed                             (13,254,497)        (10,292,871)    (68,656,533)     (133,272,027)
                                                                -----------        ------------     -----------      ------------
   Net increase (decrease) in net assets from capital share
     transactions                                                (5,576,790)         10,990,690     (35,288,021)      (65,390,788)
                                                                -----------        ------------     -----------      ------------
   Net increase (decrease) in net assets                         (7,433,189)         11,876,872     (40,929,715)      (55,440,906)
NET ASSETS:
 Beginning of period                                             11,976,872             100,000     109,844,412       165,285,318
                                                                -----------        ------------     -----------      ------------
 End of period                                                  $ 4,543,683        $ 11,976,872     $68,914,697      $109,844,412
                                                                ===========        ============     ===========      ============
 Undistributed net investment income                            $         0        $     61,322     $         0      $          0
                                                                ===========        ============     ===========      ============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                          1998            1997            1996           1995          1994
PERIOD ENDED:                          ----------      ----------      ----------      --------      --------
PER-SHARE DATA
Net asset value, beginning of period   $    39.66      $    32.80      $    29.97      $  22.38      $  23.74
                                       ----------      ----------      ----------      --------      --------
INVESTMENT ACTIVITIES:
   Net investment loss                      (0.12)          (0.19)          (0.02)        (0.05)        (0.06)
   Net gains or losses on investments
     (both realized and unrealized)         (3.46)           7.12            4.60          7.64          0.06
                                       ----------      ----------      ----------      --------      --------
       Total from investment
        activities                          (3.58)           6.93            4.58          7.59          0.00
                                       ----------      ----------      ----------      --------      --------

DISTRIBUTIONS:
   From net investment income                0.00            0.00            0.00          0.00          0.00
   From realized capital gains              (2.39)          (0.07)          (1.75)         0.00         (1.36)
                                       ----------      ----------      ----------      --------      --------
       Total distributions                  (2.39)          (0.07)          (1.75)         0.00         (1.36)
                                       ----------      ----------      ----------      --------      --------
NET ASSET VALUE, END OF PERIOD         $    33.69      $    39.66      $    32.80      $  29.97      $  22.38
                                       ==========      ==========      ==========      ========      ========
Total return                                (9.40)%         21.18%          16.14%        33.91%         0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s
omitted)                               $1,532,521      $1,515,385      $1,104,684      $487,537      $240,664
   Ratio of expenses to average net
     assets                                  1.22 %@         1.22 %@         1.28 %@       1.26 %        1.22 %
   Ratio of net loss to average net
     assets                                 (0.48)%         (0.59)%         (0.63)%       (0.58)%       (0.58)%
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                  0.00 %          0.00 %          0.00 %        0.00 %        0.04 %
Portfolio turnover rate                     91.60 %         87.03 %         65.77 %       84.82 %       60.38 %

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00% for the year ended October 31, 1998, and by .01% and .01% for the year ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.22% for the year ended October 31, 1998, 1.21% and 1.27% for the year ended October 31, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                              1998           1997         1996**
PERIOD ENDED:                                                -------       --------       -------
PER-SHARE DATA:
Net asset value, beginning of period                         $ 18.77       $  14.38       $ 10.00
                                                             -------       --------       -------
INVESTMENT ACTIVITIES:
   Net investment loss                                         (0.12)         (0.08)        (0.02)
   Net gains or losses on investments (both realized and
     unrealized)                                               (3.33)          4.64          4.40
                                                             -------       --------       -------
     Total from investment activities                          (3.45)          4.56          4.38
                                                             -------       --------       -------
DISTRIBUTIONS:
   From net investment income                                   0.00           0.00          0.00
   From realized capital gains                                 (1.93)         (0.17)         0.00
                                                             -------       --------       -------
     Total distributions                                       (1.93)         (0.17)         0.00
                                                             -------       --------       -------
NET ASSET VALUE, END OF PERIOD                               $ 13.39       $  18.77       $ 14.38
                                                             =======       ========       =======
Total return                                                  (19.97)%        32.05%        43.80%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                     $80,318       $223,675       $84,045
   Ratio of expenses to average net assets                      1.70%@         1.70%@        1.75%@*
   Ratio of net loss to average net assets                     (0.46)%        (0.63)%       (0.43)%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  0.01%          0.03%         0.44%*
Portfolio turnover rate                                        77.92%        105.87%        43.14%+

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00% for the year ended October 31, 1998, and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.70% for the year ended October 31, 1998, 1.69% and 1.75% for the year or period ended October 31, 1997 and 1996, respectively.

 + Non-Annualized

 * Annualized

** For the Period December 29, 1995 (Commencement of Operations) through October
   31, 1996.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS SMALL COMPANY GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               1998        1997**
PERIOD ENDED:                                                 ------       -------
PER-SHARE DATA
Net asset value, beginning of period                          $12.25       $ 10.00
                                                              ------       -------
INVESTMENT ACTIVITIES:
   Net investment loss                                         (0.34)        (0.04)
   Net gains or losses on Investments (both realized and
     unrealized)                                               (1.74)         2.29
                                                              ------       -------
       Total from investment activities                        (2.08)         2.25
                                                              ------       -------

DISTRIBUTIONS:
   From net investment income                                  (0.06)         0.00
   From realized capital gains                                  0.00          0.00
                                                              ------       -------
       Total distributions                                     (0.06)         0.00
                                                              ------       -------
NET ASSET VALUE, END OF PERIOD                                $10.11       $ 12.25
                                                              ======       =======
Total return                                                  (17.00)%       22.50%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $4,544       $11,977
   Ratios of expenses to average net assets                     1.40%@        1.41%@*
   Ratio of net loss to average net assets                     (0.95)%       (0.53)%*
   Decrease reflected in above operating expense ratio due
     to waivers/reimbursements                                  1.10%         3.66%*
Portfolio turnover rate                                       114.97%       123.24%+

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .00% for the year ended October 31, 1998 and by .01% for the year or period ended October 31, 1997. The Common Shares' operating expense ratio after reflecting these arrangements were 1.40% for the year ended October 31,1998, and 1.40% for the year or period ended October 31, 1997.
+    Non-annualized.
*    Annualized.
** For the Period December 31, 1996 (Commencement of Operations) through October 31, 1997.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                       1998          1997          1996        1995**
PERIOD ENDED:                                         -------      --------      --------      ------
PER-SHARE DATA
Net asset value, beginning of period                  $ 17.61      $  16.03      $  10.69      $10.00
                                                      -------      --------      --------      ------
INVESTMENT ACTIVITIES:
   Net investment income or loss                        (0.50)        (0.35)        (0.11)      0.00
   Net gains or losses on investments and foreign
     currency related items (both realized and
     unrealized)                                        (1.02)         1.93          5.45       0.69
                                                      -------      --------      --------      ------
     Total from investment activities                   (1.52)         1.58          5.34       0.69
                                                      -------      --------      --------      ------
DISTRIBUTIONS:
   From net investment income                            0.00          0.00          0.00       0.00
   From realized capital gains                           0.00          0.00          0.00       0.00
                                                      -------      --------      --------      ------
     Total distributions                                 0.00          0.00          0.00       0.00
                                                      -------      --------      --------      ------
NET ASSET VALUE, END OF PERIOD                        $ 16.09      $  17.61      $  16.03      $10.69
                                                      =======      ========      ========      ======
Total return                                            (8.63)%        9.86%        49.95%      6.90%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)              $68,572      $109.575      $165,081      $3,024
   Ratio of expenses to average net assets               1.65%@        1.66%@        1.66%@     1.65%*
   Ratio of net income or loss to average net assets    (1.30)%       (1.27)%       (1.13)%     0.25%*
   Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                0.41%         0.41%         0.66%     23.76%*
Portfolio turnover rate                                111.51%       197.56%       168.46%     16.90%+

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares' net expense ratio by .00% for the year ended October 31, 1998, and by .01% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% for the year ended October 31, 1998, 1.65% and 1.65% for the year or period ended October 31, 1997 and 1996, respectively.
+    Non-annualized.
*    Annualized.
** For the Period September 29, 1995 (Commencement of Operations) through October 31, 1995.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Small Company Value Fund (the "Small Company Value Fund"), Warburg Pincus Small Company Growth Fund (the "Small Company Growth Fund"), and Warburg Pincus Post-Venture Capital Fund (the "Post-Venture Capital Fund") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the "Emerging Growth Fund"), which is registered under the 1940 Act as a non-diversified, open-end management investment company.

     Investment objectives for each Fund are as follows: the Emerging Growth Fund seeks maximum capital appreciation; the Small Company Value Fund seeks long-term capital appreciation; the Small Company Growth Fund seeks capital growth; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. (Effective November 7, 1997, the Small Company Growth Fund closed generally to new investors; the Fund re-opened to all investors on November 10, 1998.) Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Small Company Value Fund, the Small Company Growth Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets. At October 31, 1998, there were no outstanding Advisor Shares for the Small Company Growth Fund.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on an accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Funds received credits or reimbursements under this arrangement as follows:


FUND                                                          AMOUNT
----                                                          -------
Emerging Growth                                               $80,003
Small Company Value                                             6,548
Small Company Growth                                              427
Post-Venture Capital                                            3,765

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its advisory services, Warburg is entitled to receive the following fees based on each Fund's average daily net assets:


FUND                                                  ANNUAL RATE
----                                                  -----------
Emerging Growth                             .90% of average daily net assets
Small Company Value                        1.00% of average daily net assets
Small Company Growth                       1.00% of average daily net assets
Post-Venture Capital                       1.25% of average daily net assets

  For the year ended October 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

                                GROSS                           NET           EXPENSE
FUND                         ADVISORY FEE      WAIVER       ADVISORY FEE   REIMBURSEMENTS
----                         ------------   -------------   ------------   --------------
Emerging Growth              $18,191,066    $           0   $18,191,066       $      0
Small Company Value            1,530,064          (11,933)    1,518,131         (3,991)
Small Company Growth             105,741          (43,714)       62,027        (62,236)
Post-Venture Capital           1,172,367         (340,613)      831,753        (39,268)

     Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Post-Venture Capital Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). From its investment advisory fee, Warburg pays Abbott a quarterly fee at the annual rate of 1.00% of the Fund's value of Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:


FUND                                            CO-ADMINISTRATION FEE
----                                            ---------------------
Emerging Growth                                      $2,021,230
Small Company Value                                     153,007
Small Company Growth                                     10,574
Post-Venture Capital                                     93,788


     For administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion.

     For the year ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket) were as follows:

                                                                                 NET
FUND                                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
----                                 ---------------------   --------   ---------------------
Emerging Growth                           $1,514,914         $      0        $1,514,914
Small Company Value                          155,383                0           155,383
Small Company Growth                          13,940          (10,574)            3,366
Post-Venture Capital                          98,258                0            98,258

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Emerging Growth Fund to CSI for distribution services. For its distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Post-Venture Capital Fund, the

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

Small Company Value Fund and the Small Company Growth Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of each Fund's Advisor Shares pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the year ended October 31, 1998, shareholder servicing and distribution fees earned by CSI were as follows:


                                                SHAREHOLDER SERVICING/
FUND                                               DISTRIBUTION FEE
----                                            ----------------------
Emerging Growth
 Advisor shares                                       $1,957,786
                                                      ==========
Small Company Value
 Common shares                                        $  382,127
 Advisor shares                                              776
                                                      ----------
                                                      $  382,903
                                                      ==========
Small Company Growth
 Common shares                                        $        0
                                                      ==========
Post-Venture Capital
 Common shares                                        $  234,184
 Advisor shares                                              579
                                                      ----------
                                                      $  234,763
                                                      ==========

3. LINE OF CREDIT

     The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively, the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any Fund

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At October 31, 1998 and during the year ended October 31, 1998, the following funds had borrowings under the line of credit agreement:

                                                            AVERAGE      MAXIMUM        LOAN
                                           AVERAGE DAILY    INTEREST   DAILY LOAN    OUTSTANDING
FUND                                        LOAN BALANCE     RATE %    OUTSTANDING   AT 10/31/98
----                                       --------------   --------   -----------   -----------
Small Company Growth                          $  7,896        6.05     $  577,000    $        0
Post-Venture
  Capital                                       41,616        6.23      2,659,000             0

4. INVESTMENTS IN SECURITIES

     For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:


FUND                                          PURCHASES          SALES
----                                        --------------   --------------
Emerging Growth                             $1,804,336,466   $1,715,497,853
Small Company Value                            111,642,274      216,614,153
Small Company Growth                            11,504,409       16,586,214
Post-Venture Capital                           101,474,650      136,685,996

     At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:


                                                                  NET UNREALIZED
                                    UNREALIZED     UNREALIZED      APPRECIATION
FUND                               APPRECIATION   DEPRECIATION    (DEPRECIATION)
----                               ------------   -------------   --------------
Emerging Growth                    $447,821,235   $(118,600,287)   $329,220,948
Small Company Value                  10,469,359      (4,011,350)      6,458,009
Small Company Growth                    618,809        (471,402)        147,407
Post-Venture Capital                 13,263,463      (1,409,811)     11,853,652

     For the year ended October 31, 1998, sales of the Small Company Value Fund included $11,231,694 of investment securities delivered to shareholders in exchange for 596,626 Common Shares resulting in a gain of $1,627,952.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

5. RESTRICTED SECURITIES

     Certain Fund's investments are restricted as to resale and are valued as determined by or under the direction of each Fund's Board in good faith, at fair value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of October 31, 1998, share value of the securities and percent of net assets which the securities comprise.

                                                                                                             PERCENTAGE
                                                        SECURITY    ACQUISITION                   MARKET        OF NET
FUND                SECURITY DESCRIPTION                  TYPE        DATE(S)        COST          VALUE        ASSETS
----                --------------------                ---------   -----------   -----------   -----------   ----------
Emerging
 Growth Fund
                Chaparral Resources, Inc.                Common      07/28/98     $ 1,250,000   $ 1,250,000      0.07%
                Dealer Solutions Holdings,
                Inc. Series A                           Preferred    04/29/98       5,000,000     5,000,000      0.27
                Dealer Solutions Holdings,              Warrants     04/29/98               0             0      0.00
                Inc. Network Event Theater, Inc.         Common      06/24/97       3,000,001     3,285,715      0.18
                Network Event Theater, Inc.              Common      02/06/98       4,000,000     4,000,000      0.22
                New York Restaurant Group,               Common      10/30/97       3,249,985     3,249,985      0.18
                Inc. Opal Concepts Inc. Series B        Preferred    08/31/95       2,000,000     1,999,999      0.11
                Radical Entertainment Holdings, Inc.     Common      10/06/97       2,500,000     1,250,000      0.07
                Stratasys, Inc.                         Warrants     10/31/95               0             0      0.00
                Women First Healthcare, Inc.            Preferred    01/08/98       1,125,000     1,125,000      0.06
                                                                                  -----------   -----------      ----
                                                                                  $22,124,986   $21,160,699      1.16%
                                                                                  ===========   ===========      ====
Post-Venture
 Capital Fund
                Chaparral Resources, Inc.                Common      07/28/98     $   500,000   $   500,000      0.73%
                New York Restaurant Group, Inc.          Common      10/30/97         749,998   $   749,998      1.09
                Women.com Networks                       Common      06/04/98         750,002       750,002      1.09
                                                                                  -----------   -----------      ----
                                                                                  $ 2,000,000   $ 2,000,000      2.91%
                                                                                  ===========   ===========      ====
Small Company
 Value Fund
                EA Industries, Inc.                     Warrants     03/31/98     $   110,438   $         0      0.00%
                                                                                  ===========   ===========      ====

6. FORWARD FOREIGN CURRENCY CONTRACTS

     Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 1998, there were no open forward foreign currency contracts.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. FUTURES CONTRACTS

     Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of enterings into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At October 31, 1998, there were no open futures contracts.

8. CAPITAL SHARE TRANSACTIONS

     The Emerging Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as the Advisor Shares.

     Transactions in shares of each Fund were as follows:

                                                               EMERGING GROWTH FUND
                                             --------------------------------------------------------
                                                    COMMON SHARES                ADVISOR SHARES
                                             ---------------------------   --------------------------
                                                          FOR THE YEAR ENDED OCTOBER 31,
                                             --------------------------------------------------------
                                                 1998           1997           1998          1997
                                             ------------   ------------   ------------   -----------
Shares sold                                    21,883,507     19,332,805      1,347,745     2,777,965
Shares issued to shareholders on
  reinvestment of dividends                     2,487,833         69,725        739,355        25,320
Shares redeemed                               (45,490,679)   (14,870,553)    (4,400,677)   (2,261,139)
                                             ------------   ------------   ------------   -----------
Net increase (decrease) in shares
  outstanding                                 (21,119,339)     4,531,977     (2,313,577)      542,146
                                             ============   ============   ============   ===========
Proceeds from sale of shares                 $832,153,742   $685,993,625   $ 50,866,075   $95,536,933
Reinvested dividends                           89,263,454      2,254,198     25,692,574       797,591
Net asset value of shares redeemed           (649,384,554)  (518,210,531)  (163,852,478)  (72,595,870)
                                             ------------   ------------   ------------   -----------
Net increase (decrease) from capital share
  transactions                               $272,032,642   $170,037,292   $(87,293,829)  $23,738,654
                                             ============   ============   ============   ===========

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

8. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                               SMALL COMPANY VALUE FUND
                                                ------------------------------------------------------
                                                       COMMON SHARES               ADVISOR SHARES
                                                ----------------------------   -----------------------
                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------
                                                    1998            1997          1998         1997
                                                -------------   ------------   ----------   ----------
Shares sold                                         3,790,193     15,162,610      124,701      502,401
Shares issued to shareholders on reinvestment
  of dividends                                      1,261,331         73,225        1,980            4
Shares redeemed                                   (10,971,376)    (9,160,818)    (136,386)    (489,074)
                                                -------------   ------------   ----------   ----------
Net increase (decrease) in shares outstanding      (5,919,852)     6,075,017       (9,705)      13,331
                                                =============   ============   ==========   ==========
Proceeds from sale of shares                    $  61,572,814   $250,655,885   $2,164,804   $7,762,145
Reinvested dividends                               19,941,713      1,093,260       31,064           56
Net asset value of shares redeemed               (183,185,391)  (153,324,594)  (2,336,468)  (8,325,563)
                                                -------------   ------------   ----------   ----------
Net increase (decrease) from capital share
  transactions                                  $(101,670,864)  $ 98,424,551   $ (140,600)  $ (563,362)
                                                =============   ============   ==========   ==========

                                                                    SMALL COMPANY GROWTH FUND
                                                              -------------------------------------
                                                                          COMMON SHARES
                                                              -------------------------------------
                                                                                   FOR THE PERIOD
                                                                                    DECEMBER 31,
                                                                                        1996
                                                                                  (COMMENCEMENT OF
                                                                  FOR THE           OPERATIONS)
                                                                 YEAR ENDED           THROUGH
                                                              OCTOBER 31, 1998    OCTOBER 31, 1997
                                                              ----------------   ------------------
Shares sold                                                         619,229           1,961,439
Shares issued to shareholders on reinvestment of dividends            4,732                   0
Shares redeemed                                                  (1,151,947)           (993,975)
                                                                -----------         -----------
Net increase (decrease) in shares outstanding                      (527,986)            967,464
                                                                ===========         ===========
Proceeds from sale of shares                                    $ 7,623,711         $21,283,561
Reinvested dividends                                                 53,996                   0
Net asset value of shares redeemed                              (13,254,497)        (10,292,871)
                                                                -----------         -----------
Net increase (decrease) from capital share transactions         ($5,576,790)        $10,990,690
                                                                ===========         ===========

                                                                POST-VENTURE CAPITAL FUND
                                                     ------------------------------------------------
                                                            COMMON SHARES            ADVISOR SHARES
                                                     ---------------------------   ------------------
                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------
                                                         1998           1997         1998      1997
                                                     ------------   ------------   --------   -------
Shares sold                                             1,777,588      4,136,567     21,227     3,331
Shares issued to shareholders on reinvestment of
  dividends                                                     0              0          0         0
Shares redeemed                                        (3,738,272)    (8,215,079)   (15,152)     (675)
                                                     ------------   ------------   --------   -------
Net increase (decrease) in shares outstanding          (1,960,684)    (4,078,512)     6,075     2,656
                                                     ============   ============   ========   =======
Proceeds from sale of shares                         $ 33,045,233   $ 67,826,803   $323,280   $54,436
Reinvested dividends                                            0              0          0         0
Net asset value of shares redeemed                    (68,403,457)  (133,261,256)  (253,076)  (10,771)
                                                     ------------   ------------   --------   -------
Net increase (decrease) from capital share
  transactions                                       $(35,358,224)  $(65,434,453)  $ 70,204   $43,665
                                                     ============   ============   ========   =======

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

9. LIABILITIES

     At October 31, 1998, each Fund had the following liabilities:

                                                EMERGING     SMALL COMPANY   SMALL COMPANY   POST-VENTURE
                                                 GROWTH          VALUE          GROWTH         CAPITAL
                                                  FUND           FUND            FUND            FUND
                                               -----------   -------------   -------------   ------------
Payable for securities purchased (at value)    $15,625,858     $576,308         $44,844       $2,819,743
Investment advisory fee payable                  1,253,184       53,849               0           52,232
Administrative services fees payable               139,243        6,578             358            5,420
Distribution fees payable                                0       16,434               0           13,494
Fund shares redeemed payable                     9,229,338       92,209          41,230          151,565
                                               -----------     --------         -------       ----------
                                               $26,247,623     $745,378         $86,432       $3,042,454
                                               ===========     ========         =======       ==========

10. NET ASSETS

     At October 31, 1998, capital contributions, undistributed net investment income (loss) and accumulated net realized gain (loss) on security transactions have been adjusted for current period permanent book/tax differences. The Emerging Growth Fund, Small Company Value Fund, Small Company Growth Fund and the Post-Venture Capital Fund reclassified ($11,226,871), ($709,432), ($80,614), and ($1,218,879), respectively, from accumulated net investment loss to capital contributions. The Emerging Growth Fund and the Small Company Value Fund reclassified ($163,028) and $69,022, respectively, from accumulated net realized gain from security transactions to capital contributions. The Small Company Value Fund reclassified $1,627,952 of gains from redemption in kind from accumulated net realized gains from security transactions to capital contributions. The Small Company Growth Fund reclassified offering costs of ($19,620) and ($1,757) of distributions from undistributed net investment loss to capital contributions.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

10. NET ASSETS -- (CONT'D)
  Net Assets at October 31, 1998 consisted of the following:

                                                                 EMERGING      SMALL COMPANY
                                                                  GROWTH           VALUE
                                                                   FUND            FUND
                                                              --------------   -------------
Capital contributed, net                                      $1,559,851,623    $71,695,255
Undistributed net investment income                                        0              0
Accumulated net realized gain (loss) from security
  transactions                                                   (48,161,186)     1,778,991
Net unrealized appreciation (depreciation) from investments
  and foreign currency related items                             331,853,650      6,896,649
                                                              --------------    -----------
Net assets                                                    $1,843,544,087    $80,370,895
                                                              ==============    ===========

                                                              SMALL COMPANY   POST-VENTURE
                                                                 GROWTH         CAPITAL
                                                                  FUND            FUND
                                                              -------------   ------------
Capital contributed, net                                       $5,314,132     $56,972,877
Undistributed net investment income                                     0               0
Accumulated net realized gain (loss) from security
  transactions                                                   (981,944)            588
Net unrealized appreciation (depreciation) from investments
  and foreign currency
  related items                                                   211,495      11,941,232
                                                               ----------     -----------
Net assets                                                     $4,543,683     $68,914,697
                                                               ==========     ===========

11. CAPITAL LOSS CARRYOVER

     At October 31, 1998, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                           CAPITAL LOSS CARRYOVER
                                                                 EXPIRING IN
                                                       -------------------------------   TOTAL CAPITAL
FUND                                                    2004      2005        2006       LOSS CARRYOVER
----                                                   ------   --------   -----------   --------------
Emerging Growth                                        $    0   $      0   $45,528,485    $45,528,485
Small Company Growth                                        0    314,372       603,484        917,856

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Advisor Shares, representing equal pro rata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                               EMERGING GROWTH FUND
                                                ---------------------------------------------------
                                                                  ADVISOR SHARES
                                                ---------------------------------------------------
                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                ---------------------------------------------------
                                                  1998       1997       1996       1995      1994
PERIOD ENDED:                                   --------   --------   --------   --------   -------
PER-SHARE DATA
Net asset value, beginning of period            $  38.50   $  31.99   $  29.38   $  22.05   $ 23.51
                                                --------   --------   --------   --------   -------
INVESTMENT ACTIVITIES:
   Net investment loss                             (0.49)     (0.33)     (0.09)     (0.09)    (0.08)
   Net gains or losses on investments (both
     realized and unrealized)                      (3.11)      6.91       4.45       7.42     (0.02)
                                                --------   --------   --------   --------   -------
     Total from investment activities              (3.60)      6.58       4.36       7.33     (0.10)
                                                --------   --------   --------   --------   -------
DISTRIBUTIONS:
   From net investment income:                      0.00       0.00       0.00       0.00      0.00
   From realized capital gains                     (2.39)     (0.07)     (1.75)      0.00     (1.36)
                                                --------   --------   --------   --------   -------
     Total distributions                           (2.39)     (0.07)     (1.75)      0.00     (1.36)
                                                --------   --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD                  $  32.51   $  38.50   $  31.99   $  29.38   $ 22.05
                                                ========   ========   ========   ========   =======
Total return                                       (9.75)%    20.62%     15.69%     33.24%    (0.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)        $311,023   $457,432   $362,696   $167,225   $64,009
   Ratio of expenses to average net assets          1.62%@     1.63%@     1.70%@     1.76%     1.72%
   Ratio of net loss to average net assets         (0.87)%    (1.01)%    (1.05)%    (1.08)%   (1.08)%
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                         0.00%      0.00%      0.00%      0.00%     0.04%
Portfolio turnover rate                            91.60%     87.03%     65.77%     84.82%    60.38%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' net expense ratio by .00% for the year ended October 31, 1998 and by .00% and .01% for the year ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.62% for the year ended October 31, 1998, 1.63% and 1.69% for the year ended October 31, 1997 and 1996, respectively.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                    SMALL COMPANY VALUE FUND
                                                          ---------------------------------------------
                                                                         ADVISOR SHARES
                                                          ---------------------------------------------
                                                            FOR THE YEAR ENDED       DECEMBER 29, 1995
                                                                OCTOBER 31,          (COMMENCEMENT OF
                                                          -----------------------   OPERATIONS THROUGH
PERIOD ENDED:                                              1998             1997     OCTOBER 31, 1996
                                                          ------           ------   -------------------
PER-SHARE DATA:
Net asset value, beginning of period                      $18.65           $14.46         $10.00
                                                          ------           ------         ------
INVESTMENT ACTIVITIES:
   Net investment loss                                     (0.40)           (0.08)         (0.02)
   Net gains or losses on investments
     (both realized and unrealized)                        (3.02)            4.44           4.48
                                                          ------           ------         ------
     Total from investment activities                      (3.42)            4.36           4.46
                                                          ------           ------         ------
DISTRIBUTIONS:
   From net investment income                               0.00             0.00           0.00
   From realized capital gains                             (1.93)           (0.17)          0.00
                                                          ------           ------         ------
     Total distributions                                   (1.93)           (0.17)          0.00
                                                          ------           ------         ------
NET ASSET VALUE, END OF PERIOD                            $13.30           $18.65         $14.46
                                                          ======           ======         ======
Total return                                              (19.93)%          30.47%         44.60+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $   53           $  255         $    5
   Ratios of expenses to average net assets:                1.97%@           1.89%@         1.97%@*
   Ratio of net loss to average net assets                 (0.92)%          (0.78)%        (0.52)%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                          0.27%            0.00%          1.46%*
Portfolio turnover rate                                    77.92%          105.87%         43.14%+

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' net expense ratio by .00% for the year ended October 31, 1998 and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.97% for the year ended October 31, 1998, 1.88% and 1.97% for the year or period ended October 31, 1997 and 1996, respectively.
+    Non-annualized.
*    Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                      POST-VENTURE CAPITAL FUND
                                                         ----------------------------------------------------
                                                                            ADVISOR SHARES
                                                         ----------------------------------------------------
                                                                                            FOR THE PERIOD
                                                                                          SEPTEMBER 29, 1995
                                                         FOR THE YEAR ENDED OCTOBER 31,    (COMMENCEMENT OF
                                                         ------------------------------   OPERATIONS) THROUGH
                                                           1998       1997       1996      OCTOBER 31, 1995
PERIOD ENDED:                                            --------   --------   --------   -------------------
PER-SHARE DATA:
Net asset value, beginning of period                      $17.44     $15.93     $10.68          $10.00
                                                          ------     ------     ------          ------
INVESTMENT ACTIVITIES:
   Net investment gain or loss                             (0.01)     (0.22)     (0.05)           0.00
   Net gains or losses on investments
     (realized and unrealized)                             (1.53)      1.73       5.30            0.68
                                                          ------     ------     ------          ------
     Total from investment activities                      (1.54)      1.51       5.25            0.68
                                                          ------     ------     ------          ------
DISTRIBUTIONS:
   From net investment income                               0.00       0.00       0.00            0.00
   From realized capital gains                              0.00       0.00       0.00            0.00
                                                          ------     ------     ------          ------
     Total Distribution                                     0.00       0.00       0.00            0.00
                                                          ------     ------     ------          ------
NET ASSET VALUE, END OF PERIOD                            $15.90     $17.44     $15.93          $10.68
                                                          ======     ======     ======          ======
Total return                                               (8.83)%     9.48%     49.16%           6.80%+
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)                          $  343     $  270     $  204          $    1
   Ratios of expenses to average net assets:                1.90%@     1.91%@     1.90%@          2.15%*
   Ratio of net gain or loss to average net assets         (1.65)%    (1.52)%    (1.41)%          0.09%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                          0.66%      0.70%      0.75%           9.25%*
Portfolio turnover rate                                   111.51%    197.56%    168.46%          16.90%+

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares' net expense ratio by .00% for the year ended October 31, 1998 and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.90% for the year ended October 31, 1998, 1.90% and 1.90% for the year or period ended October 31, 1997 and 1996, respectively.
+    Non-annualized.
*    Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                  ORDINARY      MID-TERM        LONG-TERM         % OF ORDINARY INCOME
                                   INCOME     CAPITAL GAINS   CAPITAL GAINS      DIVIDEND QUALIFYING FOR
FUND                              PER SHARE     PER SHARE       PER SHARE     DIVIDENDS RECEIVED DEDUCTION*
----                              ---------   -------------   -------------   -----------------------------
                                                                                          1997
            PAYMENT DATE          12/19/97      12/19/97        12/19/97
Emerging Growth                                                                            0.00
 Common Shares                    $ 0.0000      $ 1.2961         $1.0923
 Advisor Shares                     0.0000        1.2961          1.0923

Small Company Value                                                                        8.37
 Common Shares                      1.2200        0.3405          0.3654
 Advisor Shares                     1.2200        0.3405          0.3654

Small Company Growth                                                                      14.82
 Common Shares                      0.0648        0.0000          0.0000

     The Post-Venture Capital Fund did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998.

     Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.
--------------------------------------------------------------------------------

* Available to Corporate Shareholders only.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS EMERGING GROWTH FUND, INC.;
WARBURG, PINCUS SMALL COMPANY VALUE FUND, INC.;
WARBURG, PINCUS SMALL COMPANY GROWTH FUND, INC. AND
WARBURG, PINCUS POST-VENTURE CAPITAL FUND, INC.:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Emerging Growth Fund, Inc., Warburg, Pincus Small Company Value Fund, Inc., Warburg, Pincus Small Company Growth Fund, Inc. and Warburg, Pincus Post-Venture Capital Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874)  o  www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPUSS-2-1098